LIQUIDITY AGREEMENT

                            Dated as of May 21, 1998

                                      among

                            CHARTER MAC OWNER TRUST I

                               as the Owner Trust

                                       and

                     CHARTER MAC FLOATER CERTIFICATE TRUST I

                            as the Liquidity Borrower

                                       and

                    FIRST TENNESSEE BANK NATIONAL ASSOCIATION

                               as the Tender Agent

                                       and

                           THE FINANCIAL INSTITUTIONS

               FROM TIME TO TIME PARTIES HERETO AS LIQUIDITY BANKS

                             as the Liquidity Banks

                                       and

              BAYERISCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH,

                             as the Liquidity Agent

                                       and

                           MBIA INSURANCE CORPORATION,

                             as the Surety Provider

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                                TABLE OF CONTENTS

                                                                                                               Page

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                  ARTICLE I DEFINITIONS AND ACCOUNTING TERMS

SECTION 1.01      Definitions.....................................................................................1

                  ARTICLE II AMOUNTS AND TERMS OF THE ADVANCES

SECTION 2.01      The Advances....................................................................................9
SECTION 2.02      Use of Proceeds................................................................................11
SECTION 2.03      Making the Advances............................................................................11
SECTION 2.04      Increases and Decreases in the Liquidity Commitments...........................................12
SECTION 2.05      Payment of the Liquidity Obligations...........................................................15
SECTION 2.06      Interest on the Advances.......................................................................15
SECTION 2.07      Interest Rate Determination and Protection.....................................................17
SECTION 2.08      Voluntary Conversion and Continuation of Advances..............................................18
SECTION 2.09      Prepayments....................................................................................20
SECTION 2.10      Fees ..........................................................................................20
SECTION 2.11      Increased Costs; Increased Capital.............................................................20
SECTION 2.12      Payments and Computations......................................................................22
SECTION 2.13      Illegality.....................................................................................23
SECTION 2.14      Taxes .........................................................................................23
SECTION 2.15      Sharing of Payments. Etc.......................................................................25
SECTION 2.16      Evidence of Debt...............................................................................26
SECTION 2.17      Downgraded Bank Advances; Downgraded Bank Accounts.............................................26

                  ARTICLE III CONDITIONS PRECEDENT
SECTION 3.01      Conditions Precedent to the Effectiveness of this Agreement....................................27
SECTION 3.02      Conditions Precedent to Liquidity Borrowings, Conversions, and Continuations...................28

                  ARTICLE IV REPRESENTATIONS AND WARRANTIES
SECTION 4.01      Representations and Warranties of the Liquidity Borrower.......................................28

                  ARTICLE V COVENANTS OF THE LIQUIDITY BORROWER
SECTION 5.01      Affirmative Covenants..........................................................................30
SECTION 5.02      Negative Covenants.............................................................................32
SECTION 5.03      Amendment of Transaction Documents.............................................................32

                          ARTICLE VI EVENTS OF DEFAULT
SECTION 6.01      Events of Default..............................................................................33
SECTION 6.02      Remedies ......................................................................................34
SECTION 6.03      Notice of Certain Events.......................................................................34


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                  ARTICLE VII THE LIQUIDITY AGENT
SECTION 7.01      Authorization and Action.......................................................................35
SECTION 7.02      Liquidity Agent's Reliance Etc.................................................................36
SECTION 7.03      Tender Agent; Liquidity Agent and Affiliates...................................................37
SECTION 7.04      Liquidity Bank Credit and Lending Decision.....................................................37
SECTION 7.05      Indemnification................................................................................38
SECTION 7.06      Successor Liquidity Agent......................................................................38

                  ARTICLE VIII MISCELLANEOUS
SECTION 8.01      Amendments, Etc................................................................................39
SECTION 8.02      Notices, Etc...................................................................................39
SECTION 8.03      No Waiver; Remedies............................................................................40
SECTION 8.04      Costs, Expenses, and Indemnification...........................................................40
SECTION 8.05      Binding Effect; Termination....................................................................41
SECTION 8.06      Assignments and Participation..................................................................41
SECTION 8.07      No Proceedings.................................................................................45
SECTION 8.08      No Recourse....................................................................................45
SECTION 8.09      Execution and Performance of Liquidity Pledge and Security Agreement and Insurance
                  Agreement......................................................................................46

SECTION 8.10      Termination and Recommitment...................................................................46
SECTION 8.11      Confidentiality................................................................................47
SECTION 8.12      GOVERNING LAW..................................................................................47

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SECTION 8.13      CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL..................................................47
SECTION 8.14      Counterparts...................................................................................48
SECTION 8.15      Captions ......................................................................................48
SECTION 8.16      Severability...................................................................................48
SECTION 8.17      Notice of Limitation of Liability..............................................................48

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                                    SCHEDULES

Schedule I                 Commitments and List of Applicable Lending Offices

Schedule II                Conditions Precedent Documents

Schedule III               Notice Addresses

                                    EXHIBITS

Exhibit A                  Form of Assignment and Acceptance

Exhibit B                  Form of Joinder Agreement

Exhibit C                  Form of Notice of Liquidity Borrowing

Exhibit D                  Form of Liquidity Commitment Increase

Exhibit E                  Form of Notice of Conversion/Continuation

Exhibit F                  Form of Liquidity Note

Exhibit G                  Form of Notice of Assignment Pursuant to Section 8.06

Exhibit H                  Forms of Opinion of Counsel to Liquidity Banks

Exhibit I                  Form of Notice of Recommitment


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                  LIQUIDITY AGREEMENT (the "Agreement"), dated as of May 21,
1998, by and among CHARTER MAC OWNER TRUST I, a Delaware business trust (the "Owner Trust"), CHARTER MAC FLOATER CERTIFICATE TRUST I, a Delaware business trust (the "Liquidity Borrower"), FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as Tender Agent and Certificate Trust Agent (the "Tender Agent" and the "Certificate Trust Agent"), THE FINANCIAL INSTITUTIONS parties hereto from time to time as lenders (each, a "Liquidity Bank" and collectively, the "Liquidity Banks"), BAYERISCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH, as agent for the Liquidity Banks hereunder (in such capacity, the "Liquidity Agent") and MBIA INSURANCE CORPORATION (the "Surety Provider").

                  IT IS AGREED as follows:

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

                  SECTION I.1  Definitions.

                  (a) For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings given to such terms in Appendix A hereto which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

                  "Advance" means an advance by a Liquidity Bank to the Liquidity Borrower as part of a Liquidity Borrowing consisting of (a) a Funding Advance consisting of either (i) a single Base Rate Advance or simultaneous Base Rate Advances or (ii) a single Eurodollar Rate Advance or simultaneous Eurodollar Rate Advances, in each case subject to Conversion or Continuation pursuant to Section 2.08, or (b) a Downgraded Bank Advance, in each case pursuant to Section 2.03.

                  "Agreement" has the meaning given to such term in the Preamble hereto, as the same may be amended, restated, modified or supplemented from time to time pursuant to Section 8.01.

                  "Applicable Lending Office" means, with respect to each Liquidity Bank, the office of such Liquidity Bank specified as its lending office for the relevant Type of Advances opposite its name on Schedule I hereto or in the Assignment and Acceptance or Joinder Agreement pursuant to which it became a Liquidity Bank, or such other office of such Liquidity Bank as such Liquidity Bank may from time to time specify by notice given to the Liquidity Borrower and the Liquidity Agent.


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                  "Assignment and Acceptance" means an assignment and acceptance entered into by a Liquidity Bank and an Eligible Assignee, and accepted by the Liquidity Agent, in substantially the form of Exhibit A hereto.

                  "Available Funds" has the meaning given to such term in
Section 8.08.

                  "Available Liquidity Amount" has the meaning specified in
Section 2.01.

                  "Base Rate" means a fluctuating interest rate per annum equal to the higher of (i) the rate of interest published in the New York edition of The Wall Street Journal as the prime rate, or, in the event that no such rate is published, the rate of interest announced by the Liquidity Agent in New York, New York, from time to time as its base rate, whether or not such rate is the lowest rate offered by such institution to its corporate borrowers and (ii) 1/2 of one percent per annum above the Federal Funds Rate.

                  "Base Rate Advance" means an Advance which bears interest at a rate per annum determined on the basis of the Base Rate, as provided in Section 2.06(a).

                  "Business Day" means any day other than a Saturday, Sunday or public holiday or the equivalent for banks in New York City and on which the New York Stock Exchange is open for business, provided that, when used in connection with any Eurodollar Rate Advance or other matters concerning the Eurodollar Rate, the term "Business Day" means any such day on which dealings are carried on in the London interbank market and on which banks are open for business in London, England.

                  "Certificate Surety Bond" means Surety Bond No. 25961 issued by the Surety Provider in favor of the Owner Trust which may be drawn by the Administrative Agent to make payments owing on the Senior Certificates, as amended, modified, supplemented, restated or replaced from time to time.

                  "Continue," "Continuation," and "Continued" each refers to a continuation of Advances for additional Liquidity Interest Periods pursuant to
Section 2.08.

                  "Convert," "Conversion," and "Converted" each refers to a conversion of Advances of one Type into Advances of another Type pursuant to
Section 2.08.

                  "Defaulting Liquidity Bank" has the meaning given to such term in Section 2.03(c).

                  "Dollars" and the sign "$" each means lawful money of the United States of America.

                  "Downgraded Bank Account" has the meaning given to such term in Section 2.17(a).

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                  "Downgraded Bank Advance" means an advance by a Liquidity Bank which is remitted to a

                  Downgraded Bank Account pursuant to Section 2.17.

                  "Downgrade Event" means, with respect to any Liquidity Bank, when such Liquidity Bank ceases to have a short-term unsecured indebtedness rating of at least A-1 by S&P and P-1 by Moody's.

                  "Effective Date" means the date on which the conditions specified in Section 3.01 shall have been satisfied.

                  "Eligible Assignee" means a commercial bank with a short-term unsecured indebtedness rating of at least A-1 by S&P and P-1 by Moody's, and which is acceptable to the Liquidity Agent, the Liquidity Borrower and the Surety Provider, which acceptance neither the Liquidity Agent, Liquidity Borrower nor the Surety Provider shall unreasonably withhold.

                  "Eligible Depository Institution" means a depository institution, the short term unsecured senior indebtedness of which is rated at least A-1 by S&P and P-1 by Moody's, and which is acceptable to the Liquidity Borrower and the Surety Provider, which acceptance neither the Liquidity Borrower nor the Surety Provider shall unreasonably withhold.

                  "ERISA" means the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

                  "ERISA Affiliate" means any Person who for purposes of Title IV of ERISA is a member of the Liquidity Borrower's controlled group, or under common control with the Liquidity Borrower, within the meaning of Section 414 of the IRC, and the regulations promulgated and rulings issued thereunder.

                  "Eurocurrency Liabilities" has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time. For purposes of this Definition, Eurodollar Rate Advances shall be deemed to be "Eurocurrency Liabilities" as defined in Regulation D without benefit or credit for any prorations, exemptions or offsets under Regulation D.

                  "Eurodollar Rate" means for any Liquidity Interest Period with respect to a Eurodollar Rate Advance, an interest rate per annum determined by the Liquidity Agent rounded upward, if necessary, to the next highest one-sixteenth (1/16th) of one percent, to be equal to the quotient of (i) the rate at which the London Branch of the Liquidity Agent would offer deposits in United States dollars to major banks in the London interbank market for a period equal to such Liquidity Interest Period and in a principal amount comparable to the relevant amount to be financed hereunder at or about 11:00 a.m. London time on the second Business Day before (and for value on) the first day of such Liquidity Interest Period, divided by (ii) a number equal to 1.00 minus the Eurodollar Reserve Percentage (expressed as a decimal) applicable to that Liquidity Interest Period.

                  "Eurodollar Rate Advance" means an Advance which bears interest at a rate per


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annum determined on the basis of the Eurodollar Rate, as provided in Section
2.06(a).

                  "Eurodollar Reserve Percentage" means, for any Liquidity Interest Period for any Eurodollar Rate Advance, the reserve percentage applicable during such Liquidity Interest Period (or, if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Liquidity Interest Period during which any such percentage shall be so applicable) equal to the maximum aggregate reserve requirements (including, without limitation, any emergency, supplemental or other marginal reserve requirement) specified under regulations issued by the Board of Governors of the Federal Reserve System (or any successor) and then applicable to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Liquidity Interest Period.

                  "Federal Funds Rate" means, for any day, the fluctuating interest rate per annum at which the Liquidity Agent, as a branch of a foreign bank, in its sole discretion, can acquire federal funds in the New York City interbank federal funds market or other funding sources available to the Liquidity Agent, through brokers of recognized standing, for a period and in an amount comparable to the period and amount requested by the Liquidity Borrower.

                  "Funding Advance" means an Advance made under this Agreement that is other than a Downgraded Bank Advance and that is made to purchase Low Floater Certificates that were (i) tendered but not remarketed, or for which the remarketing proceeds were insufficient to pay the purchase price thereof, or
(ii) subject to mandatory purchase pursuant to Section 6.13 of the Certificate Issuer Trust Agreement, for which purchase Section 6.13 directs the Tender Agent to draw funds under the Liquidity Facility.

                  "GAAP" means generally accepted accounting principles.

                  "Indemnified Party" has the meaning given to such term in
Section 8.04(a).

                  "Investment Proceeds" has the meaning given to such term in
Section 2.06(b).

                  "IRC" means the U.S. Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

                  "IRS" means the U.S. Internal Revenue Service and any successor agency.

                  "Joinder Agreement" means a Joinder Agreement executed by the Liquidity Borrower, an Eligible Assignee, and the Surety Provider in substantially the form of Exhibit B hereto.

                  "Liquidity Agent" has the meaning given to such term in the Preamble hereto.

                  "Liquidity Banks" has the meaning given to such term in the Preamble hereto.

                  "Liquidity Borrower" has the meaning given to such term in the Preamble hereto.

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                  "Liquidity Borrowing" means a borrowing consisting either of
(i) a single Advance or (ii) a group of simultaneous Advances of the same Type, in each case made by one or more of the Liquidity Banks (or, in the case of a Downgraded Bank Advance, by the applicable Liquidity Bank subject to a Downgraded Event) pursuant to the same Notice of Liquidity Borrowing described in Section 2.03, subject to Conversion or Continuation pursuant to Section 2.08.

                  "Liquidity Commitment" means, at any time with respect to a Liquidity Bank, the principal amount set forth beside such Liquidity Bank's name under the heading "Liquidity Commitment" on Schedule I hereto or on the signature page of the Assignment and Acceptance or Joinder Agreement pursuant to which such Liquidity Bank became a Liquidity Bank hereunder in accordance with the provisions of Section 8.06, as such Liquidity Commitment may be increased or decreased from time to time in accordance with the provisions of Sections 2.01, 2.04, or 8.06, and "Liquidity Commitments" means, collectively, the aggregate amount of the Liquidity Commitments of all of the Liquidity Banks.

                  "Liquidity Commitment Fee" means the fee to be paid by the Liquidity Borrower to the Liquidity Agent, for the account of each Liquidity Bank, which fee shall be equal to a rate per annum of 0.175% of each Liquidity Bank's Unused Liquidity Commitment.

                  "Liquidity Commitment Termination Date" means the date ending on the earlier to occur of (a) the close of business of the Liquidity Borrower on the Scheduled Liquidity Commitment Termination Date, and (b) the close of business of the Liquidity Borrower on the date of the termination in whole of the Liquidity Commitments pursuant to Section 2.04(a), 6.02(a).

                  "Liquidity Event of Default" has the meaning given to such term in Section 6.01.

                  "Liquidity Interest Period" means, for each Advance, the period commencing on the date such Advance is made, Continued, or Converted, and ending on the last day of the period selected by the Liquidity Borrower pursuant to the terms set forth below. The duration of each Liquidity Interest Period shall be (a) in the case of a Funding Advance which constitutes a Base Rate Advance, any number of days not to exceed thirty-one and (b) in the case of a Funding Advance which constitutes a Eurodollar Rate Advance, one, two, three, six or nine months, in each case as the Liquidity Borrower may select by delivery of a Notice of Liquidity Borrowing or Notice of Conversion/Continuation, as the case may be, to the Liquidity Agent; provided, however, that:

                    (i) whenever the last day of any Liquidity Interest Period would otherwise occur on a day other than a Business Day, the last day of such Liquidity Interest Period shall be extended to occur on the next succeeding Business Day; provided, however, that in the case of a Liquidity Interest Period for a Eurodollar Rate Advance which otherwise would occur in the next succeeding calendar month, the last day of such Liquidity Interest Period shall be deemed to occur on the immediately preceding Business Day;

                    (ii) whenever a Liquidity Interest Period for any Funding Advance which constitutes a Eurodollar Rate Advance commences on the last Business Day in a month or on a day for which there is no numerically corresponding day in the month in which such Liquidity Interest Period ends, the last day of such Liquidity Interest Period shall occur on the last Business Day of the month in which such Liquidity Interest Period ends; and

                    (iii) no Liquidity Interest Period may end later than the Scheduled Liquidity Maturity Date.

                  The Liquidity Agent shall promptly advise each Liquidity Bank of the Liquidity Interest Period determined as provided above for the Advances constituting each Liquidity Borrowing.

                  "Liquidity Note" has the meaning given to such term in Section 2.16.

                  "Liquidity Obligations" means all obligations of the Liquidity Borrower to the Liquidity Banks and the Liquidity Agent under this Agreement, the Liquidity Notes and the Liquidity Pledge and Security Agreement (however created, arising or evidenced, whether direct or indirect, absolute or contingent, or due or to become due) including, without limitation, (a) all obligations to make payments to the Liquidity Banks of, and in respect of the principal amount of, and interest on any Advance and (b) all obligations of the Liquidity Borrower to the Liquidity Banks and/or the Liquidity Agent in respect of fees, costs, expenses, and indemnities.

                  "Liquidity Surety Bond" means Surety Bond No. 25960 issued by the Surety Provider in favor of the Liquidity Agent for the benefit of the Liquidity Banks, as amended, modified, supplemented, restated or replaced from time to time.

                  "Majority Liquidity Banks" means, at any time, Liquidity Banks that are owed more than 66_% of the aggregate unpaid principal amount of the Advances then outstanding or, if no Advances are then outstanding, Liquidity Banks having more than 66_% of the aggregate Liquidity Commitments. For purposes of this definition, "Advance" shall not include any Downgraded Bank Advance (other than to the extent such Downgraded Bank Advance has been converted into a Funding Advance).

                  "Notice of Conversion/Continuation" has the meaning given to such term in Section 2.08(b).

                  "Notice of Liquidity Borrowing" has the meaning given to such term in Section 2.03(a).

                  "Notice of Liquidity Commitment Increase" has the meaning given to such term in Section 2.04(b).

                  "Other Taxes" has the meaning given to such term in Section 2.14(b).

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                  "Participant" has the meaning set forth in Section 8.06(e).

                  "Permitted Investments" means (i) non-callable direct obligations of, or non-callable obligations fully guaranteed by, the United States of America, or by any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America; (ii) an investment in a no-load money market fund rated AAAm-G by S&P and Aaa by Moody's, the assets of which are invested solely in obligations described in clauses (iii) through (v) of this definition; (iii) commercial paper having an original maturity of less than 270 days and a rating in the highest rating category of S&P and Moody's at the time of such investment; (iv) certificates of deposit of, banker's acceptances issued by or federal funds sold by any depository institution or trust company (including the Tender Agent) incorporated under the laws of the United States of America or any State thereof and subject to supervision and examination by federal and/or state authorities, so long as at the time of such investment or contractual commitment providing for such investment such depository institution or trust company has a long-term unsecured debt rating in the highest rating category of S&P and Moody's, and provided that each instrument has an original maturity of less than 365 days, and any other demand or time deposit or certificate of deposit which is fully insured by the FDIC through the Bank Insurance Fund and rated at least A-1 by S&P and P-1 by Moody's; (v) repurchase obligations with respect to (a) any security described in clause (i) collateralized at 105% of the principal amount of such repurchase obligations or (b) any other security issued or guaranteed as to timely payment by an agency or instrumentality of the United States of America, collateralized at 105% of the principal amount of such repurchase obligations in either case entered into with a depository institution or trust company (including the Tender Agent), acting as principal, whose obligations having the same maturity as that of the repurchase agreement would be Permitted Investments under clause (iii) above (provided that the counterparty is rated at least "A-1" by S&P and "P-1" by Moody's); or (vi) money market funds having ratings in the highest available rating category of S&P and Moody's.

                  "Person" means any legal person, including any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Plan" means any employee benefit plan as defined in Section 3(3) of ERISA in respect of which the Liquidity Borrower or any ERISA Affiliate is, or within the immediately preceding six years was, an "employer" as defined in Section 3(5) of ERISA, and in respect of which the Liquidity Borrower or an ERISA Affiliate could have liability under Title IV of ERISA.

                  "Pro Rata Share" means, at any time, with respect to a Liquidity Bank's obligations under this Agreement, for any Liquidity Bank, a fraction (a) the numerator of which is such Liquidity Bank's Liquidity Commitment at such time and (b) the denominator of which is the aggregate Liquidity Commitments at such time.

                  "Register" has the meaning given to such term in Section 8.06(c).

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                  "Scheduled Liquidity Commitment Termination Date" means the later of (i) 364 days from the Effective Date hereof or (ii) such other date to which the Liquidity Commitments are extended pursuant to Section 8.10.

                  "Scheduled Liquidity Maturity Date" means the Business Day next succeeding the "Principal Draw Date" under and as defined in the Liquidity Surety Bond.

                  "Taxes" has the meaning given to such term in Section 2.14(a).

                  "Type" means, with reference to an Advance, a Base Rate Advance or a Eurodollar Rate Advance.

                  "United States" and "U.S." each means the United States of America.

                  "Unused Liquidity Commitment" means the average daily amount of the unused portion of each Liquidity Bank's Liquidity Commitment (it being understood that Downgraded Bank Advances do not constitute usage of the applicable Liquidity Bank's Liquidity Commitment) from the Effective Date thereof in the case of each Liquidity Bank that is a signatory hereto and from the effective date specified in the Assignment and Acceptance or in the Joinder Agreement pursuant to which it became a Liquidity Bank in the case of each other Liquidity Bank, until the Liquidity Commitment Termination Date.

                    (b) All defined terms in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                    (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or document shall control.

                    (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified, and the term "including" shall mean "including without limitation."

                    (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                    (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified, consolidated, continued, extended or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                    (g) In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding." Periods of days referred to in this Agreement shall be counted in calendar days, unless Business Days are expressly prescribed, and references in this Agreement to months and years shall be to calendar months and calendar years, unless otherwise specified.

                                   ARTICLE II

                        AMOUNTS AND TERMS OF THE ADVANCES

         SECTION II.1 The Advances. Each Liquidity Bank severally agrees, on the terms and conditions hereinafter set forth, to make Advances to the Liquidity Borrower from time to time on any Business Day during the period from the Effective Date to the Liquidity Commitment Termination Date in an aggregate amount not to exceed at any time outstanding such Liquidity Bank's Liquidity Commitment; provided, that, Funding Advances shall be made only for the purpose of paying the purchase price of Low Floater Certificates that have been (a) tendered for purchase but not remarketed, or for which the remarketing proceeds are insufficient to pay the purchase price thereof, or (b) subject to mandatory purchase pursuant to Section 6.13 of the Certificate Issuer Trust Agreement, for which purchase Section 6.13 directs the Tender Agent to draw funds under the Liquidity Facility; provided further that in no event shall the principal amount of any Funding Advances made on any Business Day exceed the following (the "Available Liquidity Amount"):

         (i)      an amount equal to the lesser of

                  (A)      the total amount of the Liquidity Commitments and

                  (B)      an amount equal to the lesser of (x) and (y), where

                           (x) equals the sum of:

                           (1) the Outstanding Face Amount of Low Floater Certificates (including Liquidity Provider Certificates), plus

                           (2) all accrued and unpaid Low Floater Certificate

                           Distribution Payments accrued and unpaid since the last Low Floater Certificate Distribution Payment Date,

                           and (y) equals the Insured Amount as defined in the Liquidity Surety Bond;

                  minus (ii) all amounts (if any) previously paid to the beneficiary of the Liquidity Surety Bond pursuant to a Principal Notice for Payment (as defined in the Liquidity Surety Bond);

                  minus (iii) all amounts (if any) previously paid to the beneficiary of the Certificate Surety Bond pursuant to a Face Amount Notice for Payment that have not yet been applied by the beneficiary to cause reduction equal to the amount so drawn in the Outstanding Face Amount of the Senior Certificate and in the Outstanding Face Amount of the Low Floater Certificates; and

                  minus (iv) the aggregate outstanding principal balance of Funding Advances.

                  Each Liquidity Borrowing shall consist of Advances of the same Type made on the same day by the Liquidity Banks (or in the case of a Downgraded Bank Advance, by the applicable Liquidity Bank subject to a Downgrade Event) ratably according to their respective Pro Rata Shares, it being understood that more than one Liquidity Borrowing may be made on the same day (provided, however, that, solely under the circumstances described in the second sentence of Section 2.03(d), a Liquidity Borrowing may consist of (x) a single Advance made by a Liquidity Bank, or (y) multiple Advances of the same Type made on the same day by one or more Liquidity Banks). Within the limits of each Liquidity Bank's Liquidity Commitment, the Liquidity Borrower may borrow, repay pursuant to Section 2.05, and reborrow under this Section 2.01. There shall be no reborrowing, however, with respect to a payment that was previously made to the beneficiary of either the Certificate Surety Bond pursuant to a Face Amount Notice for Payment (as defined in the Certificate Surety Bond) or the Liquidity Surety Bond pursuant to a Principal Notice for Payment (as defined in the Liquidity Surety Bond). Prior to the Scheduled Liquidity Maturity Date, any outstanding Advances may, at the option of the Liquidity Borrower, be Converted or Continued pursuant to the terms of Section 2.08, subject to the terms of
Section 3.02. The Advances and all other Liquidity Obligations shall be repaid or paid, as the case may be, solely out of the applicable funds described in
Section 2.05 without recourse to any other assets of the Liquidity Borrower.

         SECTION II.2 Use of Proceeds. The Liquidity Borrower covenants and agrees that (i) the proceeds of the Downgraded Bank Advances shall only be used to fund the Downgraded Bank Accounts, and (ii) the proceeds of the Funding Advances shall only be used to purchase Low Floater Certificates.

         SECTION II.3 Making the Advances.

                  (a) Each Liquidity Borrowing, in the case of Funding Advances which constitute Base Rate Advances and in the case of Downgraded Bank Advances, shall be made on telephonic notice, given not later than 10:30 A.M. (New York City time) on the date of the proposed Liquidity Borrowing (which date shall be a Business Day), by the Tender Agent to the Liquidity Agent, which shall then give to each applicable Liquidity Bank promptly (and in any event not later than 11:30 A.M. (New York City time) on such date) notice thereof by telephone or facsimile. As soon as practicable following delivery of such telephonic notice, the Tender Agent shall deliver to the Liquidity Agent a notice of a Liquidity Borrowing (a "Notice of Liquidity Borrowing") by facsimile, in substantially the form of Exhibit C hereto. A Borrowing consisting of Base Rate Advances may be in any available amount.

                  (b) Each Liquidity Borrowing, in the case of Funding Advances which constitute Eurodollar Rate Advances, shall be made on telephonic notice, given not later than 10:30 A.M. (New York City time) on the third Business Day prior to the requested date of a proposed Liquidity Borrowing, by the Tender Agent to the Liquidity Agent, which shall then give to each applicable Liquidity Bank prompt notice thereof by telephone or facsimile (in any event not later than 2:00 P.M. (New York City time) on such date). As soon as practicable following delivery of such telephonic notice, the Tender Agent shall deliver to the Liquidity Agent a Notice of Liquidity Borrowing by facsimile. Except as provided in subsection (e) below, a Borrowing consisting of Eurodollar Rate Advances shall be in an aggregate amount of not less than $1,000,000.

                  (c) Each Notice of Liquidity Borrowing to be delivered by the Tender Agent to the Liquidity Agent pursuant to this Section 2.03 shall specify
(i) the date of such proposed Liquidity Borrowing, (ii) the aggregate amount of such proposed Liquidity Borrowing, (iii) the Liquidity Interest Periods (all of which shall be of the same duration) for the Advances to be made as part of such proposed Liquidity Borrowing and (iv) in the case of a proposed Downgraded Bank Advance, the Liquidity Bank required to make such Advance. Any Notice of Liquidity Borrowing (or telephonic notice of Liquidity Borrowing) given by the Tender Agent pursuant to this Section 2.03 shall be irrevocable and binding on the Liquidity Borrower. Each Liquidity Bank shall, before 12:00 P.M. (New York City time) on the date of such Liquidity Borrowing, make available for the account of its Applicable Lending Office to the Liquidity Agent at The Chase Manhattan Bank, New York Fed ABA #021000021, Account of: Bayerische Landesbank, New York Branch, Account #544-7-07960 Reference: CMAC Certificate Trust, in same day funds, such Liquidity Bank's Pro Rata Share of such requested Liquidity Borrowing. After the Liquidity Agent's receipt of such funds (or, at the Liquidity Agent's option, such earlier time as permitted pursuant to Section 2.12(c)), and upon fulfillment of the applicable conditions set forth in Section
3.02 hereof, the Liquidity Agent will make such funds available no later than 1:00 P.M. (New York City time) to the Tender Agent for such Low Floater Certificates or will direct the deposit of such funds into appropriate Downgraded Bank Accounts, as designated by the Liquidity Borrower to the Liquidity Agent in the Notice of Liquidity Borrowing.

                  (d) The failure of any Liquidity Bank to make the Advance to be made by it as part of any Liquidity Borrowing (each such Liquidity Bank being a "Defaulting Liquidity

Bank") shall not relieve any other Liquidity Bank of its obligation hereunder to make its Advance on the date of such Liquidity Borrowing. In addition, subject in all events to all of the other terms and conditions of this Agreement, the Tender Agent shall request one or more additional Liquidity Borrowings, from one or more Liquidity Banks which are not Defaulting Liquidity Banks, in an aggregate amount sufficient (assuming the failure of each Defaulting Liquidity Bank to participate in all such additional Liquidity Borrowings) to cover any shortfall in requested Liquidity Borrowings resulting from the failure of one or more Defaulting Liquidity Banks to make any requested Advances hereunder, and each Liquidity Bank shall be obligated to participate in each such additional Liquidity Borrowing so long as, after giving effect to each such requested Advance, the aggregate outstanding principal balance of each Liquidity Bank's Funding Advances does not exceed its Liquidity Commitment. The Tender Agent will make a request, on behalf of the Liquidity Borrower, for additional Liquidity Borrowings from Liquidity Banks that are not Defaulting Liquidity Banks by giving notice to the Liquidity Agent by 1:00 P.M. (New York City time) of the need for such additional Liquidity Borrowings.

                  (e) A Liquidity Borrowing consisting of Downgraded Bank Advances shall be made in the amount of the then unused portion of the applicable Liquidity Bank's Liquidity Commitment.

         SECTION II.4 Increases and Decreases in the Liquidity Commitments.

                  (a) Decreases and Termination. The Liquidity Borrower shall have the right, upon at least one Business Day's prior written notice to the Liquidity Agent, to terminate in whole or reduce in part (ratably or non-ratably, in the sole discretion of the Liquidity Borrower) the unused portions of the respective Liquidity Commitments of the Liquidity Banks; provided, however, that (i) each partial reduction shall be in the minimum aggregate amount of $5,000,000 or an integral multiple of $1,000,000 in excess of that amount, and (ii) the Liquidity Borrower shall in no event reduce the Liquidity Commitments at any time below an amount equal to (A) the Outstanding Face Amount of Low Floater Certificates plus (B) the maximum amount of Low Floater Certificate Distribution Payments that may accrue from one Low Floater Certificate Distribution Payment Date to the next Low Floater Certificate Distribution Payment Date, which is a maximum of 35 days of accrued Low Floater Certificate Distribution Payments at 12% per annum.

                  (b) Increase in Liquidity Commitment of Existing Liquidity. Bank. The Liquidity Borrower shall have the right, at any time and from time to time, with the written consent of the Surety Provider and the Liquidity Bank whose Liquidity Commitment is to be increased hereby (which consent is in such Liquidity Bank's sole and absolute discretion), to increase the Liquidity Commitment of any Liquidity Bank. Each such increase shall be effected by delivery to the Liquidity Agent (i) by facsimile of a notice of Liquidity Commitment increase (a "Notice of Liquidity Commitment Increase") in substantially the form of Exhibit D, executed by the Liquidity Borrower, the Surety Provider and the Liquidity Bank whose Liquidity Commitment is being increased thereby, stating, among other things, the amount to which such Liquidity Bank's Commitment is being increased, the effective date thereof, which effective date shall be at least one Business Day after the execution of such notice, and stating that such

Liquidity Bank is authorized to endorse the increased amount of its Liquidity Commitment on such Liquidity Bank's Liquidity Note and (ii) a replacement Liquidity Surety Bond in an "Insured Amount" equal to the Liquidity Commitments after giving effect to such increase plus "Yield" (each as defined in the Liquidity Surety Bond) and otherwise substantially identical to the original Liquidity Surety Bond. Upon receipt of an executed Notice of Liquidity Commitment Increase pursuant to this Section 2.04(b), the Liquidity Agent shall record the information contained therein in the Register and give prompt notice thereof to the other Liquidity Banks.

                  (c) Increase in Liquidity Commitments by Addition of a New Liquidity Bank.

                        (i) The Liquidity Borrower shall have the right, at any time and from time to time, with the written consent of the Surety Provider and the Liquidity Agent (which consent shall not be unreasonably withheld), to add any Eligible Assignee as a Liquidity Bank hereunder; provided, that if such addition of a Liquidity Bank shall cause the Liquidity Commitments to be increased, then the Surety Provider shall be required to deliver a replacement Liquidity Surety Bond to the Liquidity Agent in an "Insured Amount" equal to the Liquidity Commitments after giving effect to such increase plus "Yield" and otherwise substantially identical to the original Liquidity Surety Bond. Each such addition shall be effected by delivery to the Liquidity Agent of a Joinder Agreement executed by such new Liquidity Bank, the Liquidity Borrower and the Surety Provider. The Liquidity Borrower, at its own expense, shall execute and deliver to each new Liquidity Bank a Liquidity Note payable to the order of such new Liquidity Bank, dated the effective date of the Joinder Agreement and otherwise in substantially the form of Exhibit F hereto. Upon receipt of a Joinder Agreement, if such Joinder Agreement has been fully executed, completed and is substantially in the form of Exhibit B, the Liquidity Agent shall record the information contained therein in the Register and give prompt notice thereof to the other Liquidity Banks.

                        (ii) Notwithstanding the foregoing Section 2.04(c)(i) and solely to the extent required by the Liquidity Borrower, the Liquidity Agent, S&P or Moody's, no such Joinder Agreement shall be effective unless counsel to the applicable new Liquidity Bank shall deliver an opinion in the form of Exhibit H (or two or more opinions which collectively address the matters set forth in such Exhibit H, and which, in any event, shall include an opinion of New York counsel to such Liquidity Bank) to the Liquidity Borrower, the Liquidity Agent, S&P and Moody's.

                        (iii) By executing and delivering a Joinder Agreement, the new Liquidity Bank thereunder confirms to and agrees with each party hereto as follows: (A) such new Liquidity Bank confirms that it has received a copy of this Agreement, together with copies of such financial statements and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Joinder Agreement; (B) such new Liquidity Bank will, independently and without reliance upon the Liquidity Agent or any other Liquidity Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Transaction Documents; (C) such new Liquidity Bank confirms that it is an Eligible Assignee; (D) such new Liquidity Bank appoints and authorizes the Liquidity Agent to take such action as agent on its behalf and to exercise such powers under this Agreement or the other Transaction Documents, as the case may be, as are delegated to the Liquidity Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto; (E) such new Liquidity Bank agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement or the other Transaction Documents, as the case may be, are required to be performed by it as a Liquidity Bank and (F) such new Liquidity Bank agrees that it will comply with the provisions contained in Section 8.06 of this Agreement.

                  (d) Notice of Increases or Decreases in Liquidity Commitments to the Liquidity Borrower.

                        Notice of increases or decreases in
Liquidity Commitments pursuant to paragraphs (a), (b) and (c) of this Section
2.04 shall be given by the Liquidity Agent to the Liquidity Borrower, the Tender Agent, the Remarketing Agent and the Certificate Trust Agent at least thirty days before the effective date of such increase or decrease in the Liquidity Commitment of any Liquidity Bank or the joinder of any additional bank as a new Liquidity Bank.

         SECTION II.5 Payment of the Liquidity Obligations.

                  (a) The principal amount of each Advance shall be due and payable on the Scheduled Liquidity Maturity Date. All interest, fees, and other amounts owing hereunder shall be due and payable as specified elsewhere in this Agreement. All outstanding Liquidity Obligations shall be due and payable on the Scheduled Liquidity Maturity Date.

                  (b) Amounts due and payable hereunder are payable by the Liquidity Borrower solely out of Available Funds.

                  (c) Any and all payments made by the Liquidity Borrower to the Liquidity Agent hereunder with respect to the Liquidity Obligations on any date and any and all proceeds of the Surety Bonds and amounts paid to the Liquidity Collateral Agent pursuant to the terms of the Liquidity Pledge and Security Agreement remitted to the Liquidity Agent by the Liquidity Collateral Agent or directly by the Surety Provider (as the case may be) and any other Available Funds paid to the Liquidity Agent shall be applied first, in payment pro rata of the accrued but unpaid interest on any Advances then due and payable, second, in payment pro rata of all other amounts then due and payable to the Liquidity Banks and Liquidity Agent hereunder (other than the outstanding principal amount of maturing Advances), and third, in payment pro rata of the outstanding principal amount of all Advances.

                  (d) At any time that any amounts can be obtained from a drawing under the Liquidity Surety Bond, the Liquidity Agent shall make a drawing under the Liquidity Surety Bond in an amount equal to the full amount available for drawing and then required to be paid under such Surety Bond. Promptly after each such drawing, the Liquidity Agent shall distribute those proceeds to the Liquidity Banks for application to the Advances and other amounts then owing hereunder in the order prescribed in Section 2.05(c).

                  (e) If on any day the funds received by the Liquidity Agent, as contemplated by this Section 2.05, for application to the Liquidity Obligations that are due and payable on such day are insufficient, when applied in accordance with the terms of this Agreement, to repay in full all such Liquidity Obligations, such unpaid amounts shall remain due and payable, subject to payment in accordance with the terms of this Section 2.05, and while so outstanding shall bear interest at the rate applicable to Base Rate Advances, which interest shall be due and payable as it accrues.

         SECTION II.6 Interest on the Advances.

                  (a) The Liquidity Borrower shall pay to the Liquidity Agent for the account of each Liquidity Bank interest on the unpaid principal amount of each Funding Advance made by such Liquidity Bank from the date of such Advance until such principal amount shall be paid in full, at the Liquidity Facility Rate, which shall be equal to (i) or (ii) below, at the option of the Liquidity Borrower, as determined in accordance with this Agreement (the "Liquidity Facility Rate"):

                        (i) for Eurodollar Rate Advances, a rate per annum equal at all times during each applicable Liquidity Interest Period for such Advance to the Eurodollar Rate for such Liquidity Interest Period, plus

----------------------------------------------- -------------------------------------------- --------------------
                                                To (but excluding) number
From the number of days after the date of any   of days from date of Funding                 Margin (number of
Funding Advance                                 Advance                                      basis points)
----------------------------------------------- -------------------------------------------- --------------------
Date of any Funding Advance                     90 days                                      100.0
----------------------------------------------- -------------------------------------------- --------------------
90                                              180 days                                     112.5
----------------------------------------------- -------------------------------------------- --------------------
180                                             270 days                                     125.0
----------------------------------------------- -------------------------------------------- --------------------
270                                             360 days                                     137.5
----------------------------------------------- -------------------------------------------- --------------------
360                                             450 days                                     150.0
----------------------------------------------- -------------------------------------------- --------------------
450                                             540 days                                     162.5
----------------------------------------------- -------------------------------------------- --------------------
540                                             630 days                                     175.0
----------------------------------------------- -------------------------------------------- --------------------
630                                             720 days                                     187.5
----------------------------------------------- -------------------------------------------- --------------------
720 and thereafter                                                                           200
----------------------------------------------- -------------------------------------------- --------------------

        or

                        (ii) for Base Rate Advances, a rate per annum equal at all times during each applicable Liquidity Interest Period for such Advance to the Base Rate in effect from time to time during such Liquidity Interest Period.

                  (b) The Liquidity Agent shall remit, for the account of each relevant Liquidity Bank subject to a Downgrade Event, any interest earnings on the unpaid principal amount of each Downgraded Bank Advance from time to time maintained in a Downgraded Bank Account in an amount equal to the amount of all realized interest from its investment of such Liquidity Bank's Downgraded Bank Advances pursuant to Section 2.17(c) (net of investment expenses and fees and of losses on such investments, if any) (such net realized interest and other income being hereinafter referred to collectively as the "Investment Proceeds").

                  (c) Interest on each Advance shall be payable (i) for each Base Rate Advance, on the earliest of (x) the day on which such Base Rate Advance is converted to a Eurodollar Rate Advance pursuant to Section 2.08, and
(y) the last day of each quarter, (ii) for each Eurodollar Rate Advance, on the last day of each Liquidity Interest Period, and, if such Liquidity Interest Period is longer than three months, on each three month anniversary of the first day of such Liquidity Interest Period that occurs prior to the last day of such Liquidity Interest Period, (iii) with respect to each Base Rate Advance and Eurodollar Rate Advance, on each date upon which a prepayment of such Advance is made (as to the principal portion being repaid), and (iv) with respect to each Downgraded Bank Advance, pursuant to the terms of Section 2.17(c).

         SECTION II.7 Interest Rate Determination and Protection.

                  (a) The Liquidity Agent shall give prompt notice to the Liquidity Borrower and the Liquidity Banks of the applicable interest rate determined by the Liquidity Agent for purposes of Section 2.06(a).

                  (b) If, with respect to any Eurodollar Rate Advances, (i) the Liquidity Agent shall have determined in good faith (which determination shall be conclusive and binding upon the Liquidity Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Liquidity Interest Period, or (ii) the Majority Liquidity Banks notify the Liquidity Agent that matching deposits are not available to them in the London interbank market to fund their respective Advances for any Liquidity Interest Period or that the Eurodollar Rate for any Liquidity Interest Period for such Advances will not adequately reflect the cost to such Majority Liquidity Banks of making, funding, or maintaining their respective Eurodollar Rate Advances for such Liquidity Interest Period, the Liquidity Agent shall forthwith so notify the Liquidity Borrower and the Liquidity Banks, whereupon:

                       (i) each Eurodollar Rate Advance, to the extent not then repaid, will automatically, on the last day of the then existing Liquidity Interest Period therefor, Convert into a Base Rate Advance for a Liquidity Interest Period of one day or such other maturity as the Liquidity Borrower may select by notice to the Liquidity Agent as contemplated by Section 2.08(b)),

                        (ii) the obligation of the Liquidity Banks to make or to Continue, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Liquidity Agent shall notify the Liquidity Borrower and the Liquidity Banks that the circumstances causing such suspension no longer exist; and

                        (iii) any Notice of Borrowing or Notice of Conversion/Continuation with respect to a Eurodollar Rate Advance shall be automatically withdrawn and deemed to be a request for a Base Rate Advance.

                  (c) If the Liquidity Borrower shall fail to select the maturity of any Liquidity Interest Period for any Eurodollar Rate Advances in accordance with the provisions contained in the definition of "Liquidity Interest Period," or otherwise fails to deliver a Notice of Conversion/Continuation with respect to an Advance by the last day of the Liquidity Interest Period for such Advance, the Liquidity Agent will forthwith so notify the Liquidity Borrower and the Liquidity Banks and:

                        (i) with respect to Funding Advances which constitute Eurodollar Rate Advances, such Advances, to the extent not then repaid, will automatically, on the last day of the then existing Liquidity Interest Period therefor, Convert into Base Rate Advances for a Liquidity Interest Period of one day; and

                        (ii) with respect to Funding Advances which constitute Base Rate Advances, such Advances, to the extent not then repaid, will automatically, on the last day of the then existing Liquidity Interest Period therefor, Continue as Base Rate Advances for a Liquidity Interest Period of one day.

                  (d) On the date on which the aggregate unpaid principal amount of Advances constituting any Liquidity Borrowing shall be reduced by payment or prepayment or otherwise, to less than $1,000,000 such Advances shall, if they are Advances of a Type other than Base Rate Advances, automatically Convert into Base Rate Advances for a Liquidity Interest Period of one day or such other maturity as the Liquidity Borrower may elect by notice to the Liquidity Agent as contemplated by Section 2.08(b), and on and after such date the right of the Liquidity Borrower to Convert such Advances into Advances of a Type other than Base Rate Advances shall terminate unless such Advances are combined with the Advances constituting another Liquidity Borrowing, as contemplated by Section 2.08(a), with the result that the aggregate unpaid principal balance of all the Advances so combined equals or exceeds $1,000,000.

         SECTION II.8 Voluntary Conversion and Continuation of Advances.

                  (a) Subject to Section 3.02, the Liquidity Borrower shall have the option, until one month prior to the Scheduled Liquidity Maturity Date, exercisable on the last day of each Liquidity Interest Period for any Advance (A) to Convert all or any portion of any outstanding Base Rate Advances to Eurodollar Rate Advances upon the expiration date of the Liquidity Interest Period applicable to such Base Rate Advances, (B) to Convert all or any portion of any outstanding Eurodollar Rate Advances to Base Rate Advances upon the expiration date of the Liquidity Interest Period applicable to such Eurodollar Rate Advances or (C) upon the expiration of the Liquidity Interest Periods applicable to any outstanding Eurodollar Rate Advances or Base Rate Advances, to Continue all or any portion of such Eurodollar Rate Advances as Eurodollar Rate Advances or such Base Rate Advances as Base Rate Advances; provided, however, the Liquidity Borrower shall in no event Convert or Continue all or any portion of any Advance unless each other Advance comprised by the Liquidity Borrowing that includes that Advance (if any) is correspondingly Converted or Continued, as applicable. The Liquidity Borrower's right to Convert or Continue Advances pursuant to this Section 2.08 shall be understood to include the right (i) to divide any Liquidity Borrowing on the last day of the applicable Liquidity Interest Period into two or more Liquidity Borrowings having aggregate principal equal to the aggregate principal of such Liquidity Borrowing or (ii) to combine any two or more Liquidity Borrowings originating on the last day of such Liquidity Interest Period or having a Liquidity Interest Period ending on such date into a single Liquidity Borrowing having aggregate principal equal to the aggregate principal of such Liquidity Borrowings. The succeeding Liquidity Interest Periods of Converted or Continued Advances shall commence on the last day of the Liquidity Interest Periods for the Advances so Converted or Continued. If, after giving effect to any combination or division of Liquidity Borrowings as contemplated by this
Section 2.08(a), the aggregate unpaid principal amount of the Advances constituting a Liquidity Borrowing is less than $1,000,000, those Advances may not be Converted into or Continued as Eurodollar Rate Advances.

                  (b) To Convert or Continue any Advance under Section 2.08(a), the Liquidity Borrower shall deliver telephonic notice (a "Notice of Conversion/Continuation") to the Liquidity Agent not later than 10:00 A.M. (New York City time) on (i) the third Business Day prior to the date of the proposed Conversion/Continuation if the Advance is to be Converted into or Continued as a Eurodollar Rate Advance and (ii) the date of the proposed Conversion/Continuation if the Advance is to be Converted into or Continued as a Base Rate Advance. The Liquidity Agent shall then give each Liquidity Bank prompt notice thereof (in any event not later than 11:00 A.M. (New York City time) on such day) by telephone or facsimile. As soon as practicable after 10:00 A.M. (New York City time) on the same day, the Liquidity Borrower shall deliver a Notice of Conversion/Continuation in the form of that attached hereto as Exhibit E to the Liquidity Agent by facsimile, specifying (i) the date of such proposed Conversion/Continuation (which shall be a Business Day), (ii) the Advances to be Converted and/or Continued, (iii) the principal amount of the Advances to be Converted and/or Continued, (iv) whether such Advance is to be Converted or Continued, and (v) the requested Liquidity Interest Period for such Converted and/or Continued Advance. Any Notice of Conversion/Continuation (or telephonic notice thereof) shall be irrevocable, and the Liquidity Borrower shall be bound to Convert or to Continue the Advances in accordance therewith. If the Liquidity Borrower fails to deliver a Notice of Conversion/Continuation with respect to an Advance by the last day of the Liquidity Interest Period for such Advance, such Advance shall be Converted or Continued as a Base Rate Advance on the last day of the related Liquidity Interest

Period for a Liquidity Interest Period of one day.

                  (c) Prior to 12:30 P.M. (New York City time) on the date of any Conversion of Downgraded Bank Advances into Funding Advances pursuant to this Section 2.08, the Liquidity Agent shall debit each Downgraded Bank Account by transfer of immediately available funds in an amount equal to the applicable Liquidity Bank's Pro Rata Share (or other applicable portion) of the amount of Advances so Converted. After the Liquidity Agent's receipt of such funds (or, at the Liquidity Agent's option, such earlier time as permitted pursuant to Section 2.12(c)), and upon fulfillment of the applicable conditions set forth in Article III and subject to the terms and conditions of this Section 2.08, the Liquidity Agent will make such funds available no later than 1:00 P.M. (New York City time) to the Tender Agent for payment of such Low Floater Certificates as designated by the Tender Agent to the Liquidity Agent.

                  (d) After the occurrence and during the continuation of a Liquidity Event of Default, all Funding Advances shall, at the end of their then current Liquidity Interest Periods, be converted to Base Rate Advances having Liquidity Interest Periods specified from time to time by the Liquidity Agent.

         SECTION II.9 Prepayments. The Liquidity Borrower may on any Business Day, upon telephonic notice (confirmed promptly by facsimile) to the Liquidity Agent not later than 12:00 noon (New York City time) on (i) the third Business Day prior to the date of the proposed prepayment if the Advances to be prepaid are Eurodollar Rate Advances and (ii) the date of the proposed prepayment if the Advances to be prepaid are Base Rate Advances, prepay the outstanding principal amounts of the Advances constituting the same Liquidity Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment and reimbursement for any costs or expenses of the type described in Section 8.04(b) incurred by each relevant Liquidity Bank as a result of such prepayment.

         SECTION II.10 Fees

                  (a) The Owner Trust agrees to pay to the Liquidity Agent, for the account of each Liquidity Bank, a one-time closing fee equal to 0.03% of such Liquidity Bank's Liquidity Commitment on the Effective Date hereof.

                  (b) The Owner Trust agrees to pay to the Liquidity Agent, for the account of each Liquidity Bank the Liquidity Commitment Fee, payable monthly in arrears on the last Business Day of each month (or within ten Business Days thereof), during the term of such Liquidity Bank's Liquidity Commitment.

                  (c) The Owner Trust agrees to pay to the Liquidity Agent for its own account a Liquidity Agent Fee on such terms and in such amounts as set forth in the separate letter agreement dated as of May 21, 1998.

         SECTION II.11 Increased Costs; Increased Capital.

                  (a) If, after the date hereof due to either (i) the introduction of or any change in or to the interpretation of any law or regulation by the governmental authority that promulgated or administers compliance with such law or regulation (other than laws or regulations with respect to income taxes or any change by way of imposition or increase of reserve requirements included in the Eurodollar Reserve Percentage) or (ii) the compliance with any guideline or request from any central bank or other governmental authority or similar agency (whether or not having the force of law), any reserve or deposit or similar requirement shall be imposed, modified or deemed applicable or, any basis of taxation shall be changed or any other condition shall be imposed, and there shall be any increase in the cost to any Liquidity Bank of making, funding, or maintaining Advances or in the cost to any Liquidity Bank of agreeing to make, fund, or maintain Advances (including the reduction of any sum received or receivable hereunder), then the Liquidity Borrower shall from time to time, subject to the provisions of Section 8.08 hereof, upon demand by such Liquidity Bank by the submission of the certificate described below (with a copy of such certificate to the Liquidity Agent), pay to the Liquidity Agent for the account of such Liquidity Bank additional amounts sufficient to compensate such Liquidity Bank for such increased cost; provided, however, that before making any such demand, each Liquidity Bank agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such a designation would avoid the need for, or reduce the amount of, such additional cost and would not, in the judgment of such Liquidity Bank, be otherwise disadvantageous to such Liquidity Bank or result in any unreimbursed costs or expenses which it deems to be material. A certificate setting forth in reasonable detail the amount of such increased cost submitted to the Liquidity Borrower and the Liquidity Agent by such Liquidity Bank shall be conclusive and binding for all purposes, absent manifest error. Notwithstanding the foregoing, the Liquidity Borrower shall not be obligated to pay any amounts under this
Section 2.11(a) to the extent such amounts resulted from an increased cost incurred or amount not received which, in each case, occurred more than 90 days prior to the date of the certificate in which such amounts were set forth.

                  (b) If any Liquidity Bank determines that compliance with any law or regulation or any guideline or request or any written interpretation from any central bank or other governmental authority or similar agency (whether or not having the force of law) which is introduced, implemented or received by such Liquidity Bank after the date hereof, affects or would affect capital adequacy or the amount of capital required or expected to be maintained by such Liquidity Bank or any corporation controlling such Liquidity Bank and that the amount of such capital is increased by or based upon the Advances or the existence of such Liquidity Bank's commitment to lend hereunder and other commitments of this type, or has or would have the effect of reducing the rate of return on capital, then, upon demand by such Liquidity Bank by the submission of the certificate described below (with a copy of such certificate to the Liquidity Agent), the Liquidity Borrower shall, subject to the provisions of
Section 8.08 hereof, pay to the Liquidity Agent for the account of such Liquidity Bank, from time to time as specified by such Liquidity Bank, additional amounts sufficient to compensate such Liquidity Bank or such corporation in the light of such circumstances, to the extent that such Liquidity Bank reasonably determines such increase in capital to be allocable to the Advances or the existence of such Liquidity Bank's commitment to lend hereunder. A certificate setting forth in reasonable detail such amounts submitted to the Liquidity Borrower and the Liquidity Agent by such Liquidity Bank shall be conclusive and binding for all purposes, absent manifest error. Notwithstanding the foregoing, the Liquidity Borrower shall not be obligated to pay any amounts under this Section 2.11(b), to the extent such amounts resulted from a reduction to such Liquidity Bank's rate of return on capital which reduction occurred more than 90 days prior to the date of the certificate in which such amounts were set forth.

                  (c) Each Liquidity Bank shall use reasonable efforts to notify the Liquidity Borrower and the Liquidity Agent in the event such Liquidity Bank determines that it is likely that such Liquidity Bank will be making a demand for compensation under this Section 2.11, provided, that the failure of a Liquidity Bank to provide such notice shall not relieve the Liquidity Borrower of any of its obligations hereunder.

         SECTION II.12 Payments and Computations.

                  (a) The Liquidity Borrower shall make each payment hereunder, subject to the provisions of Section 8.08 hereof, not later than 3:00 P.M. (New York City time) on the day when due in Dollars to the Liquidity Agent by wire to its account at The Chase Manhattan Bank, New York, Fed ABA #021000021, Account of: Bayerische Landesbank, New York Branch, Account #544-7-07960, Reference:
Charter MAC, or as otherwise specified from time to time by the Liquidity Agent by written notice to the Liquidity Borrower. Upon receipt of such payment, the Liquidity Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest or fees hereunder ratably (or as otherwise prescribed herein) to the Liquidity Banks for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable hereunder to any Liquidity Bank to such Liquidity Bank for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 8.06(d), from and after the "Transfer Date" specified in such Assignment and Acceptance, the Liquidity Agent shall make all payments hereunder in respect of the interest assigned thereby to the Liquidity Bank's assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

                  (b) All computations of interest using the Base Rate hereunder shall be calculated on the basis of a year of 365 (or 366, as the case may be) days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest hereunder is payable and all other computations of interest and fees hereunder shall be made by the Liquidity Agent on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees hereunder is payable. Each determination by the Liquidity Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

                  (c) Unless the Liquidity Agent shall have received notice from a Liquidity Bank on the Business Day prior to the date of any Liquidity Borrowing that such

Liquidity Bank will not make available to the Liquidity Agent the amount required to be made available by such Liquidity Bank as part of such Liquidity Borrowing, the Liquidity Agent may assume that such Liquidity Bank has made such amount available to the Liquidity Agent on the date of such Liquidity Borrowing in accordance with Section 2.03, and the Liquidity Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Liquidity Borrower on such date a corresponding amount. If and to the extent that such Liquidity Bank shall not have so made such amount available to the Liquidity Agent, such Liquidity Bank and the Liquidity Borrower severally agree to repay to the Liquidity Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Liquidity Borrower until the date such amount is repaid to the Liquidity Agent, at (i) in the case of the Liquidity Borrower, the interest rate or rates applicable to such amount and (ii) in the case of such Liquidity Bank, the Federal Funds Rate. If such Liquidity Bank shall repay to the Liquidity Agent such corresponding amount, such repaid amount shall constitute such Liquidity Bank's Advance as part of such Liquidity Borrowing for purposes of this Agreement.

                  (d) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or any fee payable hereunder, as the case may be, provided, however, that, if such extension would cause payment of interest on or principal of Eurodollar Rate Advances to be made in the next following month, such payment shall be made on the next preceding Business Day.

         SECTION II.13 Illegality. Notwithstanding any other provision of this Agreement, if any Liquidity Bank shall notify the Liquidity Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for any Liquidity Bank or its Applicable Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or to fund or maintain Eurodollar Rate Advances hereunder, (i) the obligation of the Liquidity Banks to make or to Continue, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Liquidity Agent shall notify the Liquidity Borrower and the Liquidity Banks that the circumstances causing such suspension no longer exist and (ii) the Liquidity Borrower shall, within five Business Days of notice from the Liquidity Agent, Convert all Eurodollar Rate Advances of all Liquidity Banks then outstanding into Base Rate Advances in accordance with Section 2.08, but without the requirement that such Conversion take place on the last day of the respective Liquidity Interest Periods for such Eurodollar Rate Advances.

         SECTION II.14 Taxes.

                  (a) Any and all payments by the Liquidity Borrower hereunder shall be made, in accordance with Section 2.12, free and clear of and without deduction for any and all present or future taxes, levies, imposts, duties, charges, fees, deductions or withholdings, and all liabilities with respect thereto, that are now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority having taxing authority, excluding, in the case of each

Liquidity Bank and the Liquidity Agent, net income and franchise taxes that are imposed on such Liquidity Bank or the Liquidity Agent by the United States, any state or foreign jurisdiction under the laws of which such Liquidity Bank or the Liquidity Agent (as the case may be) is organized or any political subdivision thereof and, in the case of each Liquidity Bank, franchise taxes and net income taxes that are imposed on such Liquidity Bank by the state or foreign jurisdiction of such Liquidity Bank's Applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as "Taxes"). If the Liquidity Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Liquidity Bank or the Liquidity Agent, (i) the sum payable shall be increased as may be necessary so that, after making all required deductions (including deductions applicable to additional sums payable under this Section 2.14), such Liquidity Bank or the Liquidity Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Liquidity Borrower shall make such deductions, and (iii) the Liquidity Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

                  (b) In addition, the Liquidity Borrower agrees to pay any present or future stamp, sales or documentary taxes or excise or property taxes, charges, or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other agreement, instrument, or document delivered hereunder, and agrees to indemnify such Liquidity Bank and the Liquidity Agent for any fees with respect to or resulting from any delay in paying or the omission to pay such taxes, charges or levies (hereinafter, "Other Taxes").

                  (c) The Liquidity Borrower will indemnify each Liquidity Bank and the Liquidity Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.14) paid by such Liquidity Bank or the Liquidity Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto; provided that a Liquidity Bank or the Liquidity Agent, as appropriate, making a demand for indemnity payment shall provide the Liquidity Borrower, at its address referred to in Section 8.02, with a certificate from the relevant taxing authority or from a responsible officer of such Liquidity Bank or the Liquidity Agent stating or otherwise evidencing that a Liquidity Bank or the Liquidity Agent has made payment of such Taxes or Other Taxes and will provide a copy of or extract from documentation, if available, furnished by such taxing authority evidencing assertion or payment of such Taxes or Other Taxes. This indemnification shall be made within 30 days, to the extent there are Available Funds therefor pursuant to the provisions of Section 8.08 hereof, from the date such Liquidity Bank or the Liquidity Agent (as the case may be) makes written demand therefor.

                  (d) Within 30 days after the date of any payment of Taxes or Other Taxes, the Liquidity Borrower will furnish to the Liquidity Agent, at its address referred to in Section 8.02, appropriate evidence of payment thereof.

                  (e) The Liquidity Agent and each Liquidity Bank that is not created or organized under the laws of the United States or a political subdivision thereof shall, to the extent that it may then do so under applicable laws and regulations, deliver to the Liquidity Borrower (with, in the case of each Liquidity Bank, a copy to the Liquidity Agent) (i) on or prior to the date hereof, or, if later, the date on which such Liquidity Bank becomes a Liquidity Bank pursuant to Section 8.06 hereof or pursuant to a Joinder Agreement, two (or such other number as may from time to time be prescribed by applicable laws or regulations) duly completed copies of IRS Form 4224 or Form 1001 (or any successor forms or other certificates or statements which may be required from time to time by the relevant United States taxing authorities or applicable laws or regulations), as appropriate, to permit the Liquidity Borrower to make payments hereunder for the account of such Liquidity Bank or the Liquidity Agent, as the case may be, without deduction or withholding of United States federal income or similar taxes and (ii) upon the obsolescence of or after the occurrence of any event requiring a change in, any form or certificate previously delivered pursuant to this Section 2.14(e), copies (in such numbers as may be from time to time be prescribed by applicable laws or regulations) of such additional, amended, or successor forms, certificates or statements as may be required under applicable laws or regulations to permit the Liquidity Borrower and the Liquidity Agent to make payments hereunder for the account of such Liquidity Bank or the Liquidity Agent, as the case may be, without deduction or withholding of United States federal income or similar taxes.

                  (f) Within 30 days of the written request of the Liquidity Borrower therefor, at the Liquidity Borrower's expense, the Liquidity Agent and each Liquidity Bank, as appropriate, shall execute and deliver to the Liquidity Borrower such certificates, forms, or other documents which can be furnished consistent with the facts and which are reasonably necessary to assist the Liquidity Borrower in applying for refunds of taxes remitted hereunder.

                  (g) Without prejudice to the survival of any other agreement of the Liquidity Borrower hereunder, the agreements and obligations of the Liquidity Borrower contained in this Section 2.14 shall survive the termination of this Agreement.

         SECTION II.15 Sharing of Payments. Etc. If any Liquidity Bank shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Advances made by it (other than pursuant to Sections 8.04(b), 2.11 or 2.14) in excess of its ratable share of payments (taking into account Advances made pursuant to Section 2.03(c)) on account of the Advances obtained by all the Liquidity Banks, such Liquidity Bank shall forthwith (i) notify each of the other Liquidity Banks of such receipt and
(ii) purchase from the other Liquidity Banks such participation in the Advances made by them as shall be necessary to cause such purchasing Liquidity Bank to share the excess payment ratably with each of them; provided, however, that, if all or any portion of such excess payment is thereafter recovered from such purchasing Liquidity Bank, such purchase from each Liquidity Bank shall be rescinded and such Liquidity Bank shall repay to the purchasing Liquidity Bank the purchase price to the extent of such recovery together with an amount equal to such Liquidity Bank's ratable share (according to the proportion of (i) the amount of such Liquidity Bank's required repayment to (ii) the total amount so recovered from the purchasing Liquidity Bank) of any interest or other amount paid or payable by the purchasing Liquidity Bank in respect of the total amount so recovered. The Liquidity Borrower agrees that any Liquidity Bank so purchasing a participation from another Liquidity Bank pursuant to this
Section 2.15 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of setoff) with respect to such participation as fully as if such Liquidity Bank were the direct creditor of the Liquidity Borrower in the amount of such participation.

         SECTION II.16 Evidence of Debt. The Advances to the Liquidity Borrower shall be evidenced by one or more promissory notes of the Liquidity Borrower in the form of Exhibit F hereto (individually, a "Liquidity Note" and collectively, the "Liquidity Notes", in each case as the same may be amended, modified or supplemented, and together with any replacements or substitutions therefor) payable to the order of each Liquidity Bank in a principal amount equal to such Liquidity Bank's Liquidity Commitment and dated the date of the issuance thereof. Each Liquidity Bank shall record and, prior to any transfer of its Liquidity Note, shall endorse on the schedules forming a part thereof an appropriate notation to evidence the date and amount of each Advance made by the Liquidity Bank and each payment of principal and interest made by the Liquidity Borrower with respect thereto, but the failure to make any such notation as to the making of an Advance shall not affect the liability of the Liquidity Borrower in respect of such Advance or the obligation of the Liquidity Bank to make future Advances. Each Liquidity Bank is hereby irrevocably authorized by the Liquidity Borrower to endorse its Liquidity Note and to attach to and make a part of any Liquidity Note a continuation of any such schedule as and when required.

         SECTION II.17 Downgraded Bank Advances; Downgraded Bank Accounts.
(a) If a Downgrade Event occurs and the related Liquidity Bank is not replaced pursuant to Section 8.06(g) hereof within thirty days of such Downgrade Event, then the Liquidity Borrower shall, by delivery of a Notice of Borrowing to the Liquidity Agent, require such Liquidity Bank to make a Downgraded Bank Advance in an amount equal to the excess of such Liquidity Bank's Liquidity Commitment over the then outstanding aggregate principal balance of such Liquidity Bank's Funding Advances. Upon receipt of the proceeds of such Downgraded Bank Advance, the Liquidity Agent shall deposit such funds into a segregated trust account (each, a "Downgraded Bank Account"), in the name of the Tender Agent and referencing the name of such Liquidity Bank, maintained at an Eligible Depository Institution chosen by the Tender Agent. The Tender Agent will withdraw funds from each Downgraded Bank Account at the time of, and in connection with, the making of a Funding Advance pursuant to clause (b) below. The Tender Agent hereby grants to the Liquidity Agent full power and authority, on behalf of the Tender Agent, to deposit funds into each Downgraded Bank Account, all in accordance with the terms of and for the purposes set forth in this Agreement.

                  (b) From and after the establishment of a Downgraded Bank Account with respect to any Liquidity Bank, and until the earliest of (i) the assignment by such Liquidity Bank of all of its rights pursuant to Section 8.06 hereof, (ii) such Liquidity Bank receiving a short-term unsecured indebtedness rating of at least A-1 by S&P and P-1 by Moody's, and (iii) the Liquidity Commitment Termination Date, all Funding Advances to be made by such Liquidity Bank shall be made by withdrawing funds from such Downgraded Bank Account, and all payments of principal with respect to Funding Advances made by such Liquidity Bank

(whether or not originally funded from such Liquidity Bank's Downgraded Bank Account) shall be made by depositing the related funds into such Downgraded Bank Account. Upon the earliest of (i) the assignment by such Liquidity Bank of all of its rights pursuant to Section 8.06 hereof, (ii) such Liquidity Bank receiving a short-term unsecured indebtedness rating of at least A-1 by S&P and P-1 by Moody's, and (iii) the Liquidity Commitment Termination Date, all funds then held in such Downgraded Bank Account (after giving effect to any Funding Advances to be made on such date) shall be paid by the Liquidity Agent to such Liquidity Bank, and thereafter all payments of principal with respect to Advances made by such Liquidity Bank shall be paid directly to such Liquidity Bank in accordance with the terms of this Agreement.

                  (c) From and after the establishment of a Downgraded Bank Account with respect to any Liquidity Bank, and until the earliest of (i) the assignment by such Liquidity Bank of all of its rights pursuant to Section 8.06 hereof, (ii) such Liquidity Bank receiving a short-term unsecured indebtedness rating of at least A-1 by S&P and P-1 by Moody's, and (iii) the Liquidity Commitment Termination Date, the Tender Agent shall from time to time, at the direction of the Controlling Person, invest and reinvest the funds on deposit in the Downgraded Bank Account from time to time held by it in Permitted Investments (having a maturity of not more than one Business Day from the date of acquisition). The Tender Agent shall remit, for the account of each relevant Liquidity Bank, all realized Investment Proceeds earned or received in connection with the investment of such funds on deposit in the Downgraded Bank Account of such Liquidity Bank on the first day of each calendar quarter commencing hereafter (or more frequently as may be acceptable to the Liquidity Banks and the Tender Agent). Notwithstanding anything contained herein to the contrary, neither the Liquidity Agent nor the Liquidity Borrower shall have any liability for any loss arising from any investment or reinvestment made by the Tender Agent in accordance with, and pursuant to, the provisions hereof.

                  (d) If a Downgrade Event occurs, the Liquidity Agent will, upon obtaining actual knowledge thereof, promptly give notice of such to the Certificate Trust Agent.

                                   ARTICLE III

                              CONDITIONS PRECEDENT

         SECTION III.1 Conditions Precedent to the Effectiveness of this Agreement. The effectiveness of this Agreement and the Liquidity Commitments of the Liquidity Banks hereunder are subject to the following conditions precedent:

                  (a) The Liquidity Agent shall have received in form and substance satisfactory to the Liquidity Agent originals or copies of each of the items listed in Schedule II, and shall have received them in sufficient number of copies for distribution to each Liquidity Bank;

                  (b) No Liquidity Event of Default described in Section 6.01 (or event which with the lapse of time would constitute such a Liquidity Event of Default under such Section 6.01) has occurred and is continuing;

                  (c) Either the Liquidity Borrower or an Affiliate of the Liquidity Borrower shall have paid to the Liquidity Agent the closing fee as set forth in Section 2.10 hereof;

                  (d) The Surety Bonds shall have been executed by the Surety Provider, the Liquidity Surety Bond shall have been delivered to the Liquidity Agent and each such Surety Bond shall be in full force and effect; and

                  (e) Any representations and warranties of the Liquidity Borrower contained in the Transaction Documents shall be true and correct and the Liquidity Agent shall have received such certificates to such effect as are required to be delivered under the Transaction Documents as a condition to the effectiveness thereof.

         SECTION III.2 Conditions Precedent to Liquidity Borrowings, Conversions, and Continuations. The obligation of each Liquidity Bank to make an Advance on the occasion of each Liquidity Borrowing (including the initial Liquidity Borrowing) or to Convert or Continue any Advance as a Eurodollar Rate Advance shall be subject only to the conditions precedent that on the date of such Liquidity Borrowing, Conversion, or Continuation (a) no Liquidity Event of Default described in Section 6.01 has occurred and is continuing and (b) the Liquidity Commitment Termination Date has not occurred. The parties hereto hereby agree that any Advance made pursuant to Section 2.01 hereof shall constitute a representation and warranty by the Liquidity Borrower that such Advance is not in excess of the Available Liquidity Amount, as defined in such
Section 2.01 and that the proceeds of such Advance shall only be used as provided in Section 2.02 hereof.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         SECTION IV.1 Representations and Warranties of the Liquidity Borrower. The Liquidity Borrower represents and warrants as follows on the date of this Agreement, the Effective Date, and each date on which an Advance is made, in each case, with reference to the facts and circumstances then existing:

                  (a) The representations and warranties made by the Liquidity Borrower or any Charter Entity (as defined in the Insurance Agreement) in any of the other Transaction Documents to which it is a party were true and correct when made and are hereby incorporated by reference for the benefit of the Liquidity Banks as if fully set forth herein.

                  (b) ERISA. Neither the Liquidity Borrower nor any ERISA Affiliate has established or contributed to any Plan.

                  (c) Investment Company Act; Securities Act. The Liquidity Borrower is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The issuance and sale of the Low Floater Certificates will be exempt from the registration requirements of the Securities Act of 1933, as amended.

                  (d) Taxes. As of the date hereof, all Federal and state tax returns required to be filed by the Liquidity Borrower have been properly prepared, executed, and filed. As of the date hereof, all taxes, assessments, fees, and other governmental charges upon the Liquidity Borrower or upon any of its properties, income, sales, or franchises which are due and payable have been paid and there are no liens outstanding or asserted with respect to any such taxes or charges. The Liquidity Borrower's chief executive office is the same as its notice address set forth herein.

                  (e) Compliance with Laws. The Liquidity Borrower is in compliance in all material respects with all applicable laws, rules and regulations.

                  (f) Transaction Documents. Each of the Transaction Documents to which the Liquidity Borrower is a party are enforceable against the Liquidity Borrower.

                  (g) Accuracy of Information. All written information furnished by the Liquidity Borrower to the Liquidity Banks with respect to the Liquidity Borrower is true and correct in all material respects and does not omit any facts necessary under the circumstances to make the information contained therein not misleading.

                  (h) No Liquidity Event of Default. No Liquidity Event of Default (or event which, with the passage of time or giving of notice or both would constitute a Liquidity Event of Default) has occurred and is continuing.

                                    ARTICLE V

                       COVENANTS OF THE LIQUIDITY BORROWER

         SECTION V.1 Affirmative Covenants. So long as any amount shall remain owing hereunder or any Liquidity Bank shall have any Liquidity Commitment hereunder, the Liquidity Borrower will, or with respect to any statement, certificate or report required to be furnished pursuant to Section 5.01(a)(iv) hereof, cause the Servicer to:

                  (a) Reporting Requirements. Furnish to the Liquidity Agent for distribution to each Liquidity Bank:

                        (i) Financial Statements. As soon as available and in any case (i) within 60 days after the end of each of the first three quarters in each fiscal year, a statement of financial condition of the Liquidity Borrower as of the end of such quarter, prepared in accordance with GAAP and certified, subject to changes resulting from subsequent audit adjustments, by the respective Authorized Representative with responsibility for financial reporting matters; and (2) within 120 days after the end of each fiscal year, a statement of financial condition of the Liquidity Borrower as at the end of such year, and a statement of revenues and expenses of the Liquidity Borrower for such year, such financial statements to be audited by, and accompanied by an opinion of, independent certified public accountants of nationally recognized standing selected by the Liquidity Borrower, which opinion shall state that such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied (except as otherwise stated in such opinion) and that the audit by such accountants in connection with such financial statement has been made in accordance with generally accepted auditing standards;

                        (ii) Litigation. As soon as possible and in any event not later than five Business Days after notice to the Liquidity Borrower of the commencement thereof, notice of any action, suit or proceeding against the Liquidity Borrower which could, if adversely determined, have a material adverse effect on the business, financial condition or results of operations of the Liquidity Borrower or on the ability of the Liquidity Borrower to repay any Advance or perform any of its other obligations under this Agreement or the other Transaction Documents;

                        (iii) Liquidity Event of Default. Immediately after the Liquidity Borrower knows of the occurrence of any Liquidity Event of Default or any event or condition which with the giving of notice or lapse of time, or both, would constitute a Liquidity Event of Default, a certificate of the Liquidity Borrower specifying the nature of such event or condition and the action which the Liquidity Borrower has taken and/or proposes to take with respect thereto;

                        (iv) Servicer's Report. Promptly after receipt thereof, a copy of any Settlement Report, Servicer's Certificate, Servicer's Report, Accountant's Report, notice of Servicer Default or Unmatured Servicer Default, notice of an Event of Default, Unmatured Event of Default, information on any event or occurrence that has, or could reasonably be expected to have, a Material Adverse Effect on the Owner Trust, and notice of any litigation with respect to the Bonds;

                        (v) Additional Information. Such other information respecting the condition or operations, financial or otherwise, of the Liquidity Borrower as any Liquidity Bank through the Liquidity Agent may from time to time reasonably request.

                  (b) Preservation of Existence. Do or cause to be done all things necessary on its part to preserve and keep in full force and effect its existence.

                  (c) Payment of Taxes. Pay and discharge promptly or cause to be paid and discharged promptly all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any of its assets, provided that the payment of any such tax, assessment, charge, or levy shall not be required so long as (i) such non-payment does not result in the creation of a Lien against any property of the Liquidity Borrower, (ii) the amount, applicability, or validity thereof shall be contested in good faith by appropriate proceedings and (iii) the Liquidity Borrower shall have set aside on its books adequate reserves in respect thereof (segregated to the extent required by GAAP).

                  (d) Exercise of Rights Under Certificate Issuer Trust Agreement. Exercise its rights under and take such other action in connection with the Certificate Issuer Trust Agreement and each other Transaction Document as may be reasonably appropriate or desirable, taking into account the associated costs, to maximize the collection of amounts payable to the Liquidity Borrower thereunder; provided, however that the Liquidity Borrower shall have no obligation to take any action that is unreasonable in the circumstances or otherwise inconsistent with its credit administration, enforcement, or recovery procedures and policies.

                  (e) Books and Records. (i) Maintain at all times true and complete books, records, and accounts in which true and correct entries shall be made of its transactions in accordance with GAAP consistently applied and consistent with those applied in the preparation of the financial statements referred to in clause (i) of Section 5.01(a) hereof; and (ii) by means of appropriate annual entries reflected in its accounts and in all financial statements furnished pursuant to Section 5.01(a) hereof, establish and maintain proper liabilities and reserves for all taxes and proper reserves for depreciation, renewal, and replacement, obsolescence and amortization of its properties and bad debts, all in accordance with GAAP consistently applied as above.

                  (f) Compliance with Laws. Comply in all material respects with all Applicable Laws.

         SECTION V.2 Negative Covenants. So long as any amount shall remain owing hereunder or any Liquidity Bank shall have any Liquidity Commitment hereunder, the Liquidity Borrower will not:

                  (a) Issuance of Low Floater Certificates. Issue Low Floater Certificates at any time in an Outstanding Face Amount such that when added to the Outstanding Face Amount of Low Floater Certificates previously issued and outstanding would equal a sum greater than the Stated Portion of the Insured Amount (as defined in the Certificate Surety Bond) less any payments made to the beneficiary of the Certificate Surety Bond pursuant to a "Face Amount Notice for Payment" or to the beneficiary of the Liquidity Surety Bond pursuant to a "Principal Notice for Payment."

                  (b) Negative Pledge. Except as otherwise permitted under the Liquidity Pledge and Security Agreement, (i) sell, assign (by operation of law or otherwise), or otherwise dispose of any of the Liquidity Collateral, or (ii) create or suffer to exist any Lien upon or with respect to any of the Liquidity Collateral (other than pursuant to the Liquidity Pledge and Security Agreement) to secure indebtedness of any Person.

                  (c) Merger; Sale of Assets. Be a party to any merger or consolidation, or purchase or otherwise acquire all or substantially all of the assets or any stock of any class of, or any partnership or joint venture interest in, any other Person, or sell, transfer, convey, or lease (in one transaction or a series of transactions) all or substantially all of its assets.

                  (d) Certificate Issuer Trust Agreement. Amend the Certificate Issuer Trust Agreement other than pursuant to Section 5.03 hereof.

                  (e) Change in Business. Engage in any activities other than those permitted in the Certificate Issuer Trust Agreement.

                  (f) Indebtedness. Create, incur, guarantee, become surety for, endorse, assume, or suffer to exist any Debt except for (i) payments with respect to Low Floater Certificates; (ii) indebtedness hereunder, and (iii) indebtedness in respect of taxes, assessments or governmental charges to the extent that the nonpayment thereof shall not result in the creation of a Lien.

         SECTION V.3 Amendment of Transaction Documents

                  (a) The Liquidity Borrower may agree to any amendment, modification, or waiver of any Transaction Document (other than those set forth in paragraph (b) below) or any instrument or document delivered pursuant thereto, provided, that such amendment, modification or waiver shall only be effective upon the Liquidity Borrower's certification to each Liquidity Bank that no material adverse effect to such Liquidity Bank's rights, obligations or interests hereunder would result therefrom (taking into consideration the existence of the Surety Bonds); provided further, however, that upon and following the occurrence of a Liquidity Event of Default, no such amendment, modification or waiver shall be effective unless the prior consent of the Majority Liquidity Banks shall have been obtained; provided further, however, that no amendment, modification or waiver of the provisions of the Certificate Issuer Trust Agreement shall be effective unless the prior written consent of the Liquidity Agent shall have been obtained.

                  (b) The Liquidity Borrower will not, without the prior written consent of each of the Liquidity Banks, (i) amend, modify, waive, supplement, terminate, or otherwise change any provision of the Liquidity Surety Bond or the Liquidity Pledge and Security Agreement which could result in a Material Adverse Change to the Liquidity Banks, or (ii) consent to any assignment of the obligations of the Surety Provider under either Surety Bond.

                                   ARTICLE VI

                                EVENTS OF DEFAULT

        SECTION VI.1 Events of Default. Each of the following events shall constitute a "Liquidity Event of Default" hereunder.

                  (a) The Surety Provider fails to pay when, as and in the amounts required, any amount payable under any Surety Bond and such failure continues unremedied at the end of the applicable cure period;

                  (b) If any Liquidity Bank notifies the Liquidity Borrower, the Tender Agent and the Remarketing Agent that it is aware the Surety Provider is in default (at the end of the applicable cure period) in the payment when due of any amount due under any other surety bond or financial guarantee insurance policy issued by the Surety Provider in support of any obligation rated by S&P or Moody's then, after the passage of fourteen calendar days from the date of such notice, such default shall constitute a Liquidity Event of Default; provided that, for purposes of this paragraph (b), default shall not include any failure to make payment under a surety bond or other financial guarantee insurance policy on the basis that all conditions to and defenses against payment have not been duly satisfied or waived and with respect to which the obligation to make payment is being contested in good faith by appropriate proceedings which shall not be limited to legal proceedings;

                  (c) (i) the Superintendent of Insurance of the State of New York (or any Person succeeding to the duties of such Superintendent) (for the purpose of this paragraph (c), the "Superintendent") shall apply for an order
(A) pursuant to Section 7402 of the New York Insurance Law (or any successor provisions thereto), directing him to rehabilitate the Surety Provider, (B) pursuant to Section 7404 of the New York Insurance Law (or any successor provision thereto), directing him to liquidate the business of the Surety Provider or (C) pursuant to Section 7416 of the New York Insurance Law (or any successor provision thereto), dissolving the corporate existence of the Surety Provider and such application shall not be dismissed or withdrawn during a period of 60 consecutive days or a court of competent jurisdiction enters an order granting the relief sought; (ii) the Superintendent shall determine that the Surety Provider is insolvent within the meaning of Section 1309 of the New York Insurance Law; (iii) the Surety Provider shall commence a voluntary case or other proceeding seeking rehabilitation, liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors; or (iv) an involuntary case or other proceeding shall be commenced against the Surety Provider seeking rehabilitation, liquidation, reorganization or other relief with respect to it or its debts under a bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property for purposes of distributing its assets or winding up its affairs and such case or proceeding is not dismissed or otherwise terminated within a period of 60 consecutive days or a court of competent jurisdiction enters an order granting the relief sought in such case or proceeding; or

                  (d) a court of competent jurisdiction shall have determined in a final, nonappealable order that the Liquidity Surety Bond is no longer in full force and effect.

         SECTION VI.2 Remedies.

                  (a) Voluntary Termination. Upon the occurrence of a Liquidity Event of Default or at any time thereafter during the continuation of such Liquidity Event of Default, the Liquidity Agent may, with the consent of the Majority Liquidity Banks, and shall, upon the request of the Majority Liquidity Banks, declare the Liquidity Commitments to be terminated forthwith, whereupon the Liquidity Commitments shall immediately terminate. Any such termination of the Liquidity Commitments shall be set forth in a written notice to the Liquidity Borrower and the Certificate Trust Agent, with copies thereof to Moody's and S&P.

                  (b) Additional Remedies. Upon the occurrence and during the continuation of an Event of Default, the Liquidity Banks shall have, in addition to all other rights and remedies under this Agreement and the other Transaction Documents, all the other rights and remedies provided under the UCC of each applicable jurisdiction and other applicable laws, which rights shall be cumulative. Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

         SECTION VI.3 Notice of Certain Events. The Surety Provider will give notice to the Liquidity Borrower, Liquidity Banks, Liquidity Agent, the Certificate Trust Agent and the Remarketing Agent of the commencement of any action that, if decided adversely, could result in the occurrence of an Event of Default described in Section 6.01(b) or 6.01(d). The Liquidity Agent will give notice to the Administrative Agent of the occurrence of any Liquidity Event of Default.

                                   ARTICLE VII

                               THE LIQUIDITY AGENT

         SECTION VII.1 Authorization and Action.

                  (a) Each Liquidity Bank hereby appoints and authorizes the Liquidity Agent and the Liquidity Collateral Agent to take such action as agent on its behalf and to exercise such powers under this Agreement, the Liquidity Pledge and Security Agreement, the Insurance Agreement and the other Transaction Documents, as are delegated to the Liquidity Agent and the Liquidity Collateral Agent, respectively, by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement or any other Transaction Document (including, without limitation, enforcement or collection of the indebtedness resulting from the Advances), neither the Liquidity Agent nor the Liquidity Collateral Agent shall be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Liquidity Banks or, in the case of the Liquidity Collateral Agent, of the Liquidity Agent, and such instructions shall be binding upon all the Liquidity Banks (and the Liquidity Agent, as the case may be); provided, however, that neither the Liquidity Agent nor the Liquidity Collateral Agent shall be required to take any action which exposes it to personal liability or which is contrary to this Agreement, any other Transaction Document, or applicable law or which it believes to be commercially unreasonable. The Liquidity Agent agrees to give to each Liquidity Bank prompt notice of each notice given to it by the Liquidity Borrower pursuant to the terms of this Agreement. Neither the Liquidity Agent nor the Liquidity Collateral Agent shall have any duties or responsibilities, except those expressly set forth herein or in the Liquidity Pledge and Security Agreement, or any fiduciary relationship with any of the Liquidity Banks and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Facility Document or otherwise exist against either the Liquidity Agent or the Liquidity Collateral Agent.

                  (b) Without limitation to any other provision of this Article VII, each of the Liquidity Banks hereby (x) authorizes the Liquidity Agent to execute and deliver the Insurance Agreement on its behalf, and to take such action as agent on its behalf and to exercise such powers under the Insurance Agreement as are delegated to the Liquidity Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (y) agrees that the execution and action by the Liquidity Agent under this Section 7.01(b) shall be binding upon such Liquidity Bank and its successors and assigns, and (z) agrees that each of the provisions of this Article VII in favor of the Liquidity Agent acting in its capacity as agent for the Liquidity Banks under this Agreement and the Insurance Agreement shall inure to the benefit of the Liquidity Agent acting in its capacity as agent for the Liquidity Banks under the Insurance Agreement.

                  (c) Without limitation to any other provision of this Article VII, each of the Liquidity Banks and the Liquidity Agent hereby (x) authorizes the Liquidity Collateral Agent to execute and deliver the Liquidity Pledge and Security Agreement on its behalf, and to take such action as agent on its behalf and to exercise such powers under the Liquidity Pledge and Security Agreement as are delegated to the Liquidity Collateral Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (y) agrees that the execution and action by the Liquidity Collateral Agent under this Section 7.01(c) shall be binding upon such Liquidity Bank, the Liquidity Agent and each of their respective successors and assigns, and (z) agrees that each of the provisions of this Article VII in favor of the Liquidity Agent acting in its capacity as agent for the Liquidity Banks and the Liquidity Agent under the Agreement shall inure to the benefit of the Liquidity Collateral Agent acting in its capacity as agent for the Liquidity Banks and the Liquidity Agent under the Liquidity Pledge and Security Agreement.

         SECTION VII.2 Liquidity Agent's Reliance Etc. Neither the Liquidity Agent, the Liquidity Collateral Agent nor any of their respective shareholders, directors, officers, agents, or employees nor any other Person assisting them in their duties nor any agent or employee thereof shall be liable for any waiver, consent or appraisal given or any action taken or omitted to be taken in good faith by it or them under or in connection with this Agreement or any other Transaction Document, or be responsible for the consequences of any oversight or error of judgment whatsoever, except for the Liquidity Agent's or the Liquidity Collateral Agent's (as the case may be) own gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Liquidity Agent and the Liquidity Collateral Agent: (i) may treat the Liquidity Bank that made any Advance as the holder of the indebtedness resulting therefrom until the

Liquidity Agent receives and accepts an Assignment and Acceptance entered into by such Liquidity Bank, as assignor, and an Eligible Assignee, as assignee, as provided in Section 8.06; (ii) may consult with legal counsel (including counsel for the Liquidity Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Liquidity Bank and shall not be responsible to any Liquidity Bank for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement or any other Transaction Document; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants, or conditions of this Agreement or any other Transaction Document on the part of the Liquidity Borrower or to inspect the property (including the books and records) of the Liquidity Borrower; (v) shall not be responsible to any Liquidity Bank for the due execution, legality, validity, enforceability, genuineness, sufficiency, or value of this Agreement, the other Transaction Documents, or any other instrument or document furnished pursuant hereto or thereto; and (vi) shall incur no liability under or in respect of this Agreement or any other Transaction Document by acting upon any notice, consent, certificate, or other instrument or writing (which may be by facsimile or telegram) reasonably believed by it to be genuine and signed or sent by the proper party or parties.

         SECTION VII.3     Tender Agent; Liquidity Agent and Affiliates.

                  (a) Each Liquidity Bank acknowledges that any obligation of the Liquidity Borrower hereunder may be performed by the Tender Agent on the Liquidity Borrower's behalf.

                  (b) The Liquidity Agent, or any successor Liquidity Agent and its affiliates may accept deposits from, lend money to, act as trustee under indentures of, the Liquidity Borrower and Charter, and each of the Liquidity Agent, or any successor Liquidity Agent, as the case may be, and the Surety Provider may generally engage in any kind of business with the Liquidity Borrower and Charter, any of their subsidiaries, and any Person who may do business with or own securities of the Liquidity Borrower or Charter or any such subsidiary, all as if the Liquidity Agent or any successor Liquidity Agent, as the case may be, was not the Liquidity Agent and the Liquidity Collateral Agent and without any duty to account therefor to the Liquidity Banks.

         SECTION VII.4 Liquidity Bank Credit and Lending Decision.

                  (a) Each Liquidity Bank acknowledges that (i) it has, independently and without reliance upon the Surety Provider, the Liquidity Borrower, the Liquidity Agent, the Liquidity Collateral Agent, the Tender Agent or any other Liquidity Bank, and based on such financial statements and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Transaction Documents to which it is a party, and that (ii) the commitment being entered into herein has been approved through its regular approval process and is duly authorized as a result of same. Each Liquidity Bank also acknowledges that it will, independently and without reliance upon the

Surety Provider, the Liquidity Borrower, the Liquidity Agent, the Liquidity Collateral Agent, the Tender Agent or any other Liquidity Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and such other Transaction Documents.

                  (b) Each Liquidity Bank acknowledges that its execution, delivery and performance of this Agreement complies with the legal lending limits of the institution.

                  (c) Each Liquidity Bank acknowledges that to the best of its officers' knowledge, information and belief, there is not regulatory or legal impediment to its execution, delivery and performance of this Agreement.

         SECTION VII.5 Indemnification. The Liquidity Banks agree to indemnify the Liquidity Agent and the Liquidity Collateral Agent (to the extent not reimbursed by the Liquidity Borrower), ratably according to the respective aggregate principal amount of the Advances then owing to each of them (or if no such Advances are at the time outstanding, ratably according to the respective amounts of their Liquidity Commitments or, if the Liquidity Commitments have theretofore terminated, the amounts of such Liquidity Commitments immediately prior to their termination), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Liquidity Agent or the Liquidity Collateral Agent, as the case may be, in any way relating to or arising out of this Agreement, any of the other Transaction Documents or the transactions contemplated hereby or thereby, or any action taken or omitted by the Liquidity Agent or the Liquidity Collateral Agent, as the case may be, in such capacity under this Agreement or any of the other Transaction Documents, provided, that no Liquidity Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Liquidity Agent's or the Liquidity Collateral Agent's, as applicable, gross negligence or willful misconduct. Without limitation to the foregoing, each Liquidity Bank agrees to reimburse the Liquidity Agent or the Liquidity Collateral Agent, as the case may be, promptly upon the Liquidity Agent's or the Liquidity Collateral Agent's demand for such Liquidity Bank's ratable share of any out-of-pocket expenses (including reasonable counsel fees) incurred by the Liquidity Agent or the Liquidity Collateral Agent, as the case may be, in connection with the preparation, execution, delivery, administration, modification, amendment, waiver, or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or any of the other Transaction Documents, to the extent that the Liquidity Agent or the Liquidity Collateral Agent, as the case may be, is not reimbursed for such expenses by the Liquidity Borrower.

         SECTION VII.6 Successor Liquidity Agent. The Liquidity Agent may resign at any time by giving written notice thereof to the Liquidity Banks and the Liquidity Borrower and the Administrative Agent and may be removed at any time with or without cause by the Majority Liquidity Banks upon written notice thereof to the Liquidity Agent and the Liquidity Borrower. Such resignation or removal shall become effective as set forth below. The

Majority Liquidity Banks shall have the right to appoint a successor Liquidity Agent, provided that each of the Surety Provider and the Liquidity Borrower shall have the right to approve the successor Liquidity Agent, which approval shall not be unreasonably withheld or delayed. If no successor Liquidity Agent shall have been so appointed by the Majority Liquidity Banks and approved by the Liquidity Borrower, and shall have accepted such appointment, within 30 days after the retiring Liquidity Agent's giving of notice of resignation or the Majority Liquidity Banks' removal of the retiring Liquidity Agent, then the retiring Liquidity Agent may, on behalf of the Liquidity Banks, appoint a successor Liquidity Agent, which successor Liquidity Agent shall be either a commercial bank having a combined capital and surplus of at least $250,000,000 or an Affiliate of such an institution, which shall in either case have a short-term unsecured indebtedness rating of at least A-1 by S&P and P-1 by Moody's. Upon the acceptance of any appointment as Liquidity Agent hereunder by a successor Liquidity Agent, such successor Liquidity Agent shall thereupon succeed to and become vested with all the rights, powers, privileges, and duties of the retiring Liquidity Agent, and the retiring Liquidity Agent shall be discharged from its duties and obligations under this Agreement and the other Transaction Documents. After any retiring Liquidity Agent's resignation or removal hereunder as Liquidity Agent, the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Liquidity Agent under this Agreement and the other Transaction Documents.

                                  ARTICLE VIII

                                  MISCELLANEOUS

         SECTION VIII.1 Amendments, Etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Liquidity Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Liquidity Borrower, the Surety Provider and the Majority Liquidity Banks, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver, or consent shall, unless in writing and signed by all the Liquidity Banks, do any of the following: (a) amend or waive or consent to any departure from any of the conditions specified in Section 3.02, (b) except as provided in Section 2.04(b), increase the Liquidity Commitments of the Liquidity Banks or subject the Liquidity Banks to any additional obligations, (c) reduce the principal of, or interest on, the Advances or any fees hereunder or other amounts payable hereunder, (d) postpone any date fixed for any payment of principal of, or interest on, the Advances or any fees hereunder or other amounts payable hereunder, (e) change the percentage of the Liquidity Commitments or of the aggregate unpaid principal amount of the Advances which shall be required for the Liquidity Banks or any of them to take any action hereunder, (f) amend, waive or consent to any departure from this
Section 8.01, (g) amend, terminate or waive any Surety Bond, (h) amend the definition of Majority Liquidity Banks or (i) except as provided in Section 5.02(b), consent to the sale, assignment or other disposition of any Liquidity Collateral; provided, further, that no amendment, waiver, or consent shall, unless in writing and signed by the Liquidity Agent in addition to the Liquidity Banks required above to take such action, affect the rights or duties of the Liquidity Agent under this Agreement. No material amendment to this Agreement will be effective until the Rating Agency has confirmed in writing that the rating then assigned to the Low Floater Certificates will not be reduced or withdrawn as a result of such amendment. The Liquidity Agent will provide notice of amendments hereto to the Administrative Agent at least sixteen (16) days prior to the effective date of any such amendment.

         SECTION VIII.2 Notices, Etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including communication by facsimile copy) and mailed, transmitted, or delivered, as to each party hereto, at its address and/or number set forth under its name on Schedule III hereto or specified in such party's Assignment and Acceptance or Joinder Agreement or at such other address or number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, upon receipt, or in the case of (i) notice by mail, five days after being deposited in the United States mails, first class postage prepaid, or (ii) notice by facsimile copy, when verbal communication of receipt is obtained, except that notices and communications to the Liquidity Agent pursuant to Article II or VII shall not be effective until received by the Liquidity Agent. The Liquidity Borrower shall provide copies of all material notices delivered hereunder, including, without limitation, any amendments hereto and any assignments under Section 8.06 hereof or any Joinder Agreement, to Moody's and S&P, and shall notify S&P and Moody's of the date on which the final Low Floater Certificate matures.

         SECTION VIII.3 No Waiver; Remedies. No failure on the part of any Liquidity Bank or the Liquidity Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION VIII.4 Costs, Expenses, and Indemnification.

                  (a) All costs and expenses of the Liquidity Agent and each Liquidity Bank in connection with the preparation, execution, delivery, modification, and amendment of this Agreement, the other Transaction Documents and the other documents to be delivered hereunder and thereunder (whether incurred prior to the date hereof or after the date hereof in connection with any amendment, waiver, consent or re-commitment), including, without limitation, the fees and out-of-pocket expenses of counsel shall be for the Liquidity Agent's or such Liquidity Bank's own account and shall not be payable by the Liquidity Borrower. The Liquidity Borrower agrees to pay on demand all costs and expenses, subject to the provisions of Section 8.08 hereof, if any (including, without limitation, reasonable counsel fees and expenses), of the Liquidity Agent and each Liquidity Bank in connection with the enforcement of this Agreement, the other Transaction Documents and the other documents to be delivered hereunder and thereunder, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section 8.04(a). The Liquidity Borrower further agrees to indemnify the Liquidity Agent, each Liquidity Bank and each of their respective affiliates, control persons, officers, directors, shareholders, employees, and agents (each an "Indemnified Party"), from and against any and all claims, damages, losses, liabilities, and expenses, (including, without limitation, reasonable fees and disbursements of counsel) for which any of them may become liable or which may be incurred by or asserted against any of them in connection with the investigation of, preparation for, or defense of any pending or threatened claim or any action or proceeding arising out of, related to or in connection with the transactions described herein whether or not any Indemnified Party or the Liquidity Borrower is a party thereto, including, without limitation, any transaction in which any proceeds of any Liquidity Borrowing are or are proposed to be applied; provided, however, that the Liquidity Borrower shall not be liable for any portion of such claims, damages, losses, liabilities, or expenses resulting from such Indemnified Party's gross negligence or willful misconduct. Without prejudice to the survival of any other agreement of the Liquidity Borrower hereunder, the agreements and obligations of the Liquidity Borrower contained in this Section 8.04(a) shall survive the termination of this Agreement.

                  (b) Notwithstanding anything to the contrary contained herein, if any Liquidity Borrowing comprising Eurodollar Rate Advances requested pursuant to Section 2.03 or any Conversion into or Continuation of Eurodollar Rate Advances requested pursuant to Section 2.08 is not for any reason whatsoever (including, without limitation, the occurrence of a Liquidity Event of Default described in Section 6.01(d)) made on the date specified in the relevant Notice of Liquidity Borrowing or Notice of Conversion/Continuation, as the case may be, or if any payment of principal of, or Conversion of, any Eurodollar Rate Advance is made on a day other than the last day of the Liquidity Interest Period with respect to such Eurodollar Rate Advance (including, without limitation, pursuant to a mandatory conversion under Section 2.13), the Liquidity Borrower shall, upon demand by any Liquidity Bank (with a copy of such demand to the Liquidity Agent), pay to the Liquidity Agent for the account of such Liquidity Bank any amounts required to compensate such Liquidity Bank for any additional losses, costs, or expenses which it may reasonably incur as a result of such failure, payment, or Continuation or Conversion, including, without limitation, any loss (including those of anticipated profits, net of anticipated profits in respect of the reemployment of such funds in the manner determined by such Liquidity Bank), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Liquidity Bank to fund or maintain such Advance.

         SECTION VIII.5 Binding Effect; Termination. This Agreement shall become effective upon the Effective Date and shall thereafter be binding upon and inure to the benefit of each of the Liquidity Borrower, the Low Floater Holders, the Liquidity Agent, and the Liquidity Banks and each of their respective successors and permitted assigns, except that the Liquidity Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Liquidity Banks. In addition, the provisions of this Agreement which, by their terms, are intended for the benefit of the Surety Provider and the Liquidity Collateral Agent, respectively, shall inure to the benefit of the Surety Provider and the Liquidity Collateral Agent, respectively, and their successors and assigns. This Agreement shall terminate on the date following the Liquidity Commitment Termination Date on which the Liquidity Obligations shall have been paid in full. The Liquidity Borrower shall notify S&P and Moody's of such termination.

         SECTION VIII.6 Assignments and Participation.

                  (a) Each Liquidity Bank may upon advance notice of at least thirty days (or such lesser notice as may be agreed to by the Liquidity Agent and the Surety Provider, but in no event shall such notice be less than fourteen calendar days), in a form substantially similar to Exhibit G, to the Liquidity Agent, the Tender Agent, the Liquidity Borrower, the Surety Provider, the Remarketing Agent, S&P, and Moody's, and after consultation with the Liquidity Agent, assign to one or more banks or other entities all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Liquidity Commitment and the Advances owing to it); provided, however, that (i) each such assignment shall be of a constant, and not a varying, percentage of all of the assigning Liquidity Bank's rights and obligations under this Agreement, (ii) the amount of the Liquidity Commitment of the assigning Liquidity Bank being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than the lesser of (A) $5,000,000 or an integral multiple of $5,000,000 in excess of that amount and (B) the full amount of the assigning Liquidity Bank's Liquidity Commitment, (iii) each such assignment shall be to an Eligible Assignee, (iv) the parties to each such assignment shall execute and deliver to the Liquidity Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with a processing and recordation fee of $2,500 or such lesser amount as shall be approved by the Liquidity Agent (which fee shall include the cost of the issuance of new notes), (v) solely to the extent required by the Liquidity Borrower, the Liquidity Agent, S&P or Moody's, counsel to the assignee shall deliver an opinion in the form of Exhibit H to the Liquidity Borrower, the Liquidity Agent, S&P and Moody's, (vi) in the case of any partial assignment, the amount of the Liquidity Commitment being retained by the assigning Liquidity Bank shall in no event be less than $5,000,000 and (vii) no such assignment shall be effective until S&P and Moody's confirm that such assignment would not cause the ratings assigned to the Low Floater Certificates prior to such assignment to be reduced or withdrawn. Upon receipt of such notice of assignment, the Liquidity Agent shall notify the Surety Provider, the Liquidity Borrower and the assigning Liquidity Bank of the number of Liquidity Banks that would be parties to this Agreement after giving effect to such Liquidity Bank's intended assignment. Upon such execution, delivery, acceptance, and recording by the Liquidity Agent, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five Business Days after the execution thereof (unless otherwise agreed by the Liquidity Agent, the Liquidity Borrower and the Surety Provider), (i) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Liquidity Bank hereunder and
(ii) the Liquidity Bank assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Liquidity Bank's rights and obligations under this Agreement, such Liquidity Bank shall cease to be a party hereto).

                  (b) By executing and delivering an Assignment and Acceptance, the Liquidity Bank assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and

Acceptance, such assigning Liquidity Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties, or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Liquidity Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Liquidity Borrower or the performance or observance by the Liquidity Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of such financial statements and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Surety Provider, the Liquidity Borrower, the Tender Agent, the Liquidity Agent, such assigning Liquidity Bank or any other Liquidity Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assigning Liquidity Bank and such assignee confirm that such assignee is an Eligible Assignee; (vi) such assignee appoints and authorizes the Liquidity Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and under the Liquidity Pledge and Security Agreement, the Insurance Agreement and each other Transaction Document as are delegated to the Liquidity Agent by the terms hereof, together with such powers as are reasonably incidental thereto; (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Liquidity Bank and (viii) such assignee agrees that it will comply with the provisions contained in Section
8.07 and Section 8.13 of this Agreement.

                  (c) The Liquidity Agent shall maintain at its address referred to in Section 8.02 a copy of each Assignment and Acceptance and each Joinder Agreement delivered to and accepted by it and a register for the recordation of the names and addresses of the Liquidity Banks and the Liquidity Commitment of, and principal amount of the Advances owing to, each Liquidity Bank from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Liquidity Borrower, the Liquidity Agent and the Liquidity Banks may treat each Person whose name is recorded in the Register as a Liquidity Bank hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Liquidity Borrower or any Liquidity Bank at any reasonable time and from time to time upon reasonable prior notice.

                  (d) Subject to the provisions of Section 8.06(a), upon its receipt of an Assignment and Acceptance executed by an assigning Liquidity Bank and an Eligible Assignee, the Liquidity Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit A hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Liquidity Borrower.

                  (e) Each Liquidity Bank may sell participations to one or more banks or other entities ("Participants") in or to all or a portion of its rights and obligations under this

Agreement (including, without limitation, all or a portion of its Liquidity Commitment and the Advances owing to it); provided, however, that (i) such Liquidity Bank's obligations under this Agreement (including, without limitation, its Liquidity Commitment to the Liquidity Borrower hereunder) shall remain unchanged, (ii) such Liquidity Bank shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the Surety Provider, the Liquidity Borrower, the Liquidity Agent, and the other Liquidity Banks shall continue to deal solely and directly with such Liquidity Bank in connection with such Liquidity Bank's rights and obligations under this Agreement and (iv) any Participant shall have been approved by the Liquidity Borrower and the Surety Provider prior to the sale of a participation by such Liquidity Bank, which approval shall not be unreasonably withheld by either the Liquidity Borrower or the Surety Provider. Notwithstanding anything herein to the contrary, each Participant shall have the rights of a Liquidity Bank (including any right to receive payment) under Sections 2.11 and 2.14 and 8.04(b); provided, however, that the right of each Participant to receive payment under such Sections shall not exceed the amounts that would have been payable under such Sections by the Liquidity Borrower to the Liquidity Bank granting its participation had such participation not been granted. No Liquidity Bank granting a participation shall be entitled to receive payment under such Sections in an amount which exceeds the sum of (i) the amount to which such Liquidity Bank is entitled under such Sections with respect to the Liquidity Obligations of the Liquidity Borrower owed to it which are not subject to any participation, plus (ii) the aggregate amount to which its Participants are entitled under such Sections with respect to the amounts of their respective participations. Each Participant shall agree to comply with the provisions contained in Section 8.07 and Section 8.13 of this Agreement.

                  (f) Each Liquidity Bank may, in connection with any assignment or participation or proposed assignment or participation pursuant to this
Section 8.06, disclose to the assignee or participant or proposed assignee or participant any information relating to the Liquidity Borrower or any other Person furnished to such Liquidity Bank in connection with this Agreement by or on behalf of the Liquidity Borrower; provided that, unless an Event of Default or Liquidity Event of Default shall have occurred and be continuing, and so long as the Liquidity Agent's review is prompt and its consent is not unreasonably withheld, any such disclosure shall have been reviewed and approved by the Liquidity Agent prior to such disclosure.

                  (g) In the event that (i) any Liquidity Bank ceases to have a short-term unsecured indebtedness rating of at least A-1 by S&P and P-1 by Moody's, (ii) any Liquidity Bank shall fail to meet its obligations under its Liquidity Commitment, (iii) any Liquidity Bank has requested payment of costs under Section 2.11 or 2.14, or (iv) any Liquidity Bank shall elect not to renew its Liquidity Commitment under Section 8.10, such Liquidity Bank shall, promptly following identification by the Surety Provider of an Eligible Assignee willing to accept such assignment, assign its outstanding Advances and its Liquidity Commitment hereunder to such Eligible Assignee in exchange for payment of all principal of, and interest on, such Liquidity Bank's Advances, together with the accrued and unpaid Commitment Fees owing to such Liquidity Bank; provided that such payment shall not prejudice any other Liquidity Obligations owing to such Liquidity Bank. The Surety Provider agrees to use commercially reasonable efforts to find such a replacement Eligible Assignee within 30 days of the occurrence of any of the events described in clauses (i), (ii) or (iii) above and within 15 days of the occurrence of an event described in clause (iv) above. The rights granted under this Section 8.06(g) are in addition to any rights of the Liquidity Borrower under Section
2.17 hereof.

                  (h) Prior to any financial institution becoming a Liquidity Bank hereunder (other than an original signatory to this Agreement or a participant thereof), S&P and Moody's shall have confirmed that such financial institution's becoming a Liquidity Bank shall not cause the ratings assigned to the Low Floater Certificates prior thereto to be reduced or withdrawn.

         SECTION VIII.7 No Proceedings. The Liquidity Banks and the Liquidity Agent each hereby agrees (which agreement shall, pursuant to the terms of this Agreement, be binding upon its successors, assigns and Participants) that it shall not institute against, or join any other Person in instituting against, the Liquidity Borrower any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and a day after the latest maturing Low Floater Certificates or other rated indebtedness issued by the Liquidity Borrower is paid in full and in cash. The provisions of this Section 8.07 shall survive the termination of this Agreement.

         SECTION VIII.8 No Recourse. Anything contained in this Agreement or any other Transaction Document to the contrary notwithstanding, all payments to be made by the Liquidity Borrower under this Agreement shall be made by the Liquidity Borrower solely from available cash, which shall be limited to (a) the proceeds of collections and other amounts payable by or on behalf of the Owner Trust or the Administrative Agent to the Liquidity Borrower pursuant to the terms of the Senior Certificates or any of the other Transaction Documents, and
(b) amounts paid to the Liquidity Collateral Agent pursuant to the terms of the Liquidity Pledge and Security Agreement, (c) the proceeds of the remarketing of Low Floater Certificates held by the Liquidity Provider, and (d) proceeds of the Surety Bonds (collectively, "Available Funds"). No recourse shall be had against the Liquidity Borrower personally or against any incorporator, officer, trustee, director or employee of the Liquidity Borrower, or against any Low Floater Holder, or any shareholder, trustee, director, officer, employee or agent, whether past, present or future, of a Low Floater Holder, with respect to any of the covenants, agreements, representations or warranties of the Liquidity Borrower contained in this Agreement, or any other Transaction Document, it being understood that such covenants, representations or warranties are enforceable only to the extent of Available Funds. The provisions of this
Section 8.08 shall survive the termination of this Agreement. The Liquidity Agent and each Liquidity Bank hereby acknowledge that, pursuant to the terms and conditions of this Agreement and the other Transaction Documents, the Liquidity Borrower and the Owner Trust are or may be required, from time to time, to make certain payments to the Liquidity Agent or the Liquidity Banks, either as compensation for services rendered, reimbursement for out of pocket expenses, indemnification, or otherwise, as set forth herein and therein. The Liquidity Agent and each Liquidity Bank hereby agree that, notwithstanding any provision of any Transaction Document, (i) the Liquidity Borrower shall not make any such payment to the Liquidity Agent or any Liquidity Bank, (ii) the Liquidity Borrower shall have no duty, liability or obligation to make any such payment to the Liquidity Agent or any Liquidity Bank, (iii) no such payment shall be due from the Liquidity Borrower and (iv) neither the Liquidity Agent nor any Liquidity Bank shall have any right to enforce any claim against the Liquidity Borrower in respect of any such payment, in each case at any time that any Low Floater Certificate is outstanding and no Bankruptcy Event (as defined below) has occurred and is continuing; provided, however, that, notwithstanding the foregoing, such payment shall be made if and to the extent that (x) the making of such payment by the Liquidity Borrower would not render the Liquidity Borrower insolvent and (y) the Liquidity Borrower has received funds with respect to such obligations which may be used to make such payment and which funds are not required to pay Low Floater Certificates of the Liquidity Borrower when due; provided, further, that the foregoing shall not be construed to prohibit a drawing on the Liquidity Surety Bond by the Liquidity Agent. As used in this Section the term "Bankruptcy Event" shall mean the entry against the Liquidity Borrower of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, or the institution of any proceeding against the Liquidity Borrower seeking any of the foregoing, and the continuance of any such decree or order, or any such proceeding, in each case unstayed and in effect for a period of 60 consecutive days, or the consent by the Liquidity Borrower to the appointment of a trustee, conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Liquidity Borrower, or the filing by the Liquidity Borrower of a petition seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization or relief of debtors or seeking the entry of any order for relief or the appointment of a trustee, conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs.

         SECTION VIII.9 Execution and Performance of Liquidity Pledge and Security Agreement and Insurance Agreement. Without limitation to any provision of Article VII, each Liquidity Bank hereby (a) authorizes the Liquidity Agent to execute and deliver the Insurance Agreement on its behalf and agrees that such execution by the Liquidity Agent shall be binding upon such Liquidity Bank and its successors and assigns, (b) authorizes and directs the Liquidity Agent to comply with the terms and provisions thereof on behalf of the Liquidity Banks and (c) authorizes the Liquidity Agent, as the Liquidity Collateral Agent, to execute and deliver the Liquidity Pledge and Security Agreement on its behalf and agrees that such execution by the Liquidity Collateral Agent shall be binding upon such Liquidity Bank and its successors and assigns.

         SECTION VIII.10 Termination and Recommitment. At least 60 days but not more than 120 days prior to the Scheduled Liquidity Commitment Termination Date, the Surety Provider shall deliver written notice to the Liquidity Agent, which shall request that each Liquidity Bank send a notice within 30 days in the form of Exhibit I hereto (each, a "Notice of Recommitment") to the Surety Provider, the Liquidity Borrower and the Tender Agent as to whether or not such Liquidity Bank elects, in the exercise of its sole discretion, and based upon its individual credit analysis at such time, to extend its Liquidity Commitment for an additional 364 days following the then effective Scheduled Liquidity Commitment Termination Date. If a Liquidity Bank does not desire to so recommit and extend its Liquidity Commitment, or fails to give a Notice of Recommitment within the 30-day period (such a Liquidity Bank, a "Non-recommitting Liquidity Bank"), the Liquidity Commitment of such Liquidity Bank shall expire as of the close of business on the then effective Scheduled Liquidity Commitment Termination Date; otherwise, the Scheduled Liquidity Commitment Termination Date of such Liquidity Bank shall expire as of the close of business on the date of the new Scheduled Liquidity Commitment Termination Date specified by such Liquidity Bank in its Notice of Recommitment.

         SECTION VIII.11 Confidentiality. Unless otherwise required by applicable law, order of any court or administrative agency, or otherwise by any governmental authority, each of the Liquidity Banks and the Liquidity Agent agrees to maintain the confidentiality, in its communications with third parties and otherwise, of any information regarding the Liquidity Borrower, the Transaction Documents or the transactions contemplated thereby which is obtained in connection with this Agreement and which has been identified by the Liquidity Borrower as confidential in nature (which identification, if relating to information solely with respect to the Liquidity Borrower, and not otherwise with respect to the Transaction Documents or the transactions contemplated thereby, shall be in writing) (the "Confidential Material"); provided, however, that the Confidential Material may be disclosed to third parties to the extent such disclosure is (i) required in connection with the exercise of any remedy hereunder or under any related documents, instruments and agreements, (ii) to any actual or proposed participant or assignee of all or part of its rights hereunder, or an actual or proposed liquidity or enhancement provider, in each case which has agreed in writing to be bound by the provisions of this Section,
(iii) to any other Liquidity Bank or (iv) to any governmental authority regulating a Liquidity Bank, made in compliance with any guideline or request from such governmental authority (whether or not having the force of law); provided further, however, that (x) the Agreement may be disclosed to the Liquidity Banks' and the Liquidity Agent's respective legal counsel and independent auditors to the extent they have agreed to be bound by the terms of this Section 8.11, and (y) neither the Liquidity Banks nor the Liquidity Agent shall have any obligation of confidentiality in respect of any information which may be generally available to the public or becomes available to the public through no fault of such Person.

         SECTION VIII.12 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION VIII.13 CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY COURT IN THE STATE OF NEW YORK LOCATED IN THE CITY AND COUNTY OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND TO OR IN CONNECTION WITH ANY OF THE TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREUNDER OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREE THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD OR

DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO HEREBY WAIVE AND AGREE NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS LIQUIDITY AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY AND FOR ANY COUNTERCLAIM THEREIN.

         SECTION VIII.14 Counterparts. This Agreement may be executed in any number of separate counterparts by the parties hereto and each counterpart when so executed shall be deemed to be an original and all such counterparts when taken together shall constitute one and the same agreement.

         SECTION VIII.15 Captions. The various captions (including, without limitation, the table of contents) in this Agreement are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Agreement.

         SECITON VIII.16 Severability. If any provision of this Agreement shall be prohibited or invalid under applicable law, it shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

         SECITON VIII.17 Notice of Limitation of Liability. Pursuant to Section
10.6 of the Origination Trust Agreement, all Persons with whom the Origination Trust does business are on notice that the Shareholders, the Trustees, and the Manager (each as defined in the Origination Trust Agreement) are not liable for the Origination Trust's obligations, and all persons shall look solely to the assets of the Origination Trust for payment. The Origination Trust is a business trust created under the Trust Act; but the Board of Trustees or Manager shall not be liable for failure to give notice to such Persons, and any failure to give such notice shall not imply that the Shareholders, the Managing Trustees, the Manager, and the Registered Trustee are liable for the Trust's obligations.

                           [Signature pages to follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


OWNER TRUST:                   CHARTER MAC OWNER TRUST I

                               By: RELATED CHARTER LP, its Manager

                                   By: RELATED CHARTER LLC, its General Partner

                                   By:  /s/ Stuart J. Boesky
                                      ----------------------------------
                                      Name: Stuart J. Boesky
                                      Title:President & COO

LIQUIDITY BORROWER:           CHARTER
 TRUST I

                              By: FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as Certificate Trust Agent, pursuant to the Certificate Issuer Trust Agreement, of the CHARTER MAC FLOATER CERTIFICATE TRUST I

                                   By:  /s/ Dennis Gillespie
                                      ----------------------------------
                                   Name:    Dennis Gillespie
                                   Title:


TENDER AGENT:                 FIRST TENNESSEE BANK NATIONAL ASSOCIATION


                                   By:  /s/ Dennis Gillespie
                                      ----------------------------------
                                      Name: Dennis Gillespie
                                      Title:

LIQUIDITY AGENT:              BAYERISCHE LANDESBANK GIROZENTRALE,
                              NEW YORK BRANCH


                                   By:   /s/ Scott M. Allison
                                      ----------------------------------
                                      Name:  Scott M. Allison
                                      Title: Vice President

                                   By:
                                      ----------------------------------
                                      Name:
                                      Title:

LIQUIDITY BANK:                    BAYERISCHE LANDESBANK GIROZENTRALE,
                                   NEW YORK BRANCH

                                   By:
                                      ----------------------------------
                                      Name:
                                      Title:

                                   By:
                                      ----------------------------------
                                      Name:
                                      Title:

LIQUIDITY BANK:                     COMMERZBANK AG, NEW YORK BRANCH

                                   By:   /s/ Thomas Ausfahl
                                      ----------------------------------
                                      Name:  Thomas Ausfahl
                                      Title: Vice President

                                   By:
                                      ----------------------------------
                                      Name:
                                      Title:

LIQUIDITY BANK:                     CREDIT COMMUNAL DE BELGIQUE S.A.,
                                    NEW YORK BRANCH

                                   By:   /s/ Caroline Van Bogaert
                                      ----------------------------------
                                      Name:  Caroline Van Bogaert
                                      Title: Vice President

                                   By:
                                      ----------------------------------
                                      Name:
                                      Title:


LIQUIDITY BANK:                    LANDESBANK HESSEN-THURINGEN GIROZENTRALE,
                                    NEW YORK BRANCH

                                   By:   /s/ Michael Novak
                                      ----------------------------------
                                      Name:  Michael Novak
                                      Title: Assistant Vice President

                                   By:
                                      ----------------------------------
                                      Name:
                                      Title:

SURETY PROVIDER:                   MBIA INSURANCE CORPORATION

                                   By:   /s/ Steven S. Cooke
                                      ----------------------------------
                                      Name:  Steven S. Cooke
                                      Title: Director

                                                                      SCHEDULE I

                   Commitments and Applicable Lending Offices

Name of Liquidity Bank                                        Commitment
----------------------                                        ----------
BAYERISCHE LANDESBANK                                         $50,575,343
GIROZENTRALE, NEW YORK BRANCH

COMMERZBANK AG, NEW YORK BRANCH                               $50,575,343

CREDIT COMMUNAL DE BELGIQUE S.A.,                             $27,816,439
NEW YORK BRANCH

LANDESBANK HESSEN-THURINGEN                                   $22,758,905
GIROZENTRALE, NEW YORK BRANCH

Base Rate
Lending Office
--------------

Same as notice address

Eurodollar Rate
Lending Office
--------------

Same as notice address
                                                             ------------
                          Total Commitment                   $151,726,030
                                                             ============

                                                                     SCHEDULE II

                         CONDITIONS PRECEDENT DOCUMENTS

         1. Certificate of the Registered Trustee of the Liquidity Borrower, with attached organizational documents, by-laws and resolutions.

         2.       Opinion of Liquidity Borrower's Counsel.

         3. A copy of each of the Transaction Documents contemplated to be delivered on or prior to the Effective Date, duly executed and delivered by the parties thereto, including, without limitation, the Liquidity Pledge and Security Agreement and the Surety Bonds.

         4. UCC-1 financing statements pursuant to the Liquidity Pledge and Security Agreement by the Liquidity Collateral Agent against the Liquidity Borrower.

         5. Officer's Certificate of duly elected officer of the Servicer to the effect that all representations and warranties of Liquidity Borrower set forth in the Certificate Issuer Trust Agreement are true as of the Effective Date.

         6.       Opinion of Counsel to the Surety Provider.

         7. Certificates of legal existence and good standing for the Liquidity Borrower.

                                                                    SCHEDULE III

                                NOTICE ADDRESSES

OWNER TRUST:                           CHARTER MAC OWNER TRUST I
                                       c/o Related Charter LP
                                       625 Madison Avenue
                                       New York, New York  10022

                                       Attention: President
                                       Telephone: (212) 421-5333
                                       Facsimile: (212) 593-5794

                                       and:  Attention:  Bruce Brown,
                                       Senior Vice President

LIQUIDITY BORROWER:                    CHARTER MAC FLOATER CERTIFICATE TRUST I
                                       c/o Related Charter LP
                                       625 Madison Avenue
                                       New York, New York  10022

                                       Attention: President
                                       Telephone: (212) 421-5333
                                       Facsimile: (212) 593-5794

                                       and:  Attention:  Bruce Brown,
                                       Senior Vice President

TENDER AGENT:                          FIRST TENNESSEE BANK
                                       NATIONAL ASSOCIATION

                                       First Tennessee Bank National Association
                                       4385 Poplar Avenue
                                       Memphis, Tennessee  38117

                                       Attention: Dennis Gillespie
                                       Tel: 901-681-2462
                                       Fax: 901-681-2450


LIQUIDITY AGENT                        BAYERISCHE LANDESBANK GIROZENTRALE,
and LIQUIDITY BANK:                       NEW YORK BRANCH
                                       560 Lexington Avenue, 17th Floor
                                       New York, New York 10022

                                       Attention:  Scott M. Allison
                                       (for Credit matters)
                                       First Vice President
                                       Manager of Public Finance
                                       Telephone: (212) 310-9868
                                       Facsimile: (212) 310-9869

                                                  and to:

                                       Loan Administration
                                       Ms. Patricia Sanchez (Operations contact)
                                       Telephone: (212) 310-3810
                                       Facsimile: (212) 310-9930

LIQUIDITY BANK:                        COMMERZBANK AG, NEW YORK
                                       2 World Financial Center Branch
                                       New York, New York 10281-1050

                                       Operations/Administration
                                          (including draws)
                                       Attention: Christine Scaffidi
                                       Telephone: (212) 266-7396
                                       Facsimile: (212) 266-7593

                                       CREDIT (amendments/extensions)
                                       Attention: Thomas Ausfahl
                                       Telephone: (212) 266-7368
                                       Facsimile: (212) 266-7661

                                                     and to:

LIQUIDITY BANK:                        CREDIT COMMUNAL DE BELGIQUE S.A.,
                                         NEW YORK BRANCH
                                       Chrysler Building, 54th floor
                                       New York , New York 10174

                                       Attention: Caroline Van Bogaert
                                       Telephone: (212) 697-6060
                                       Facsimile: (212) 972-6522

LIQUIDITY BANK:                        LANDESBANK HESSEN-THURINGEN
                                       GIROZENTRALE, NEW YORK BRANCH
                                       420 Fifth Avenue
                                       New York, New York 10018-2729

                                       Attention:  Mike Novack
                                       Telephone: (212) 703-5249
                                       Facsimile: (212) 703-5356

SURETY PROVIDER:                       MBIA INSURANCE CORPORATION
                                       113 King Street
                                       Armonk, New York  10504

                                       Attention:  Vice President and Manager,
                                                   IPM Structured Finance
                                       Telephone: (914) 273-4545
                                       Facsimile: (914) 765-3161

                                                                       EXHIBIT A

                                     FORM OF
                            ASSIGNMENT AND ACCEPTANCE

         Reference is made to the Liquidity Agreement dated as of May 21, 1998 (the "Agreement") among CHARTER MAC OWNER TRUST I, a Delaware business trust (the "Owner Trust"), CHARTER MAC FLOATER CERTIFICATE TRUST I, a Delaware business trust (the "Liquidity Borrower"), FIRST TENNESSEE BANK NATIONAL ASSOCIATION, (the "Tender Agent"), the Liquidity Banks (as defined in the Agreement), BAYERISCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH, as the Liquidity Agent for the Liquidity Banks (the "Liquidity Agent") and MBIA INSURANCE CORPORATION, (the "Surety Provider"). Terms defined in the Agreement are used herein with the same meaning.

         _______________ (the "Assignor") and _________________ (the "Assignee")
agree as follows:

         1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Agreement as of the Transfer Date (as defined in Section 4 hereof) which represents the percentage interest specified in Section 1 of Schedule I hereto of all outstanding rights and obligations under the Agreement, including, without limitation, such interest in the Assignor's Liquidity Commitment and the Advances owing to the Assignor. After giving effect to such sale and assignment, the Assignee's Liquidity Commitment and the amount of the Advances owing to the Assignee will be as set forth in Section 2 of Schedule I hereto.

         2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement, any other Transaction Document or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of the Agreement or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Liquidity Borrower or the performance or observance by the Liquidity Borrower of any of its obligations under the Agreement, any other Transaction Document or any other instrument or document furnished pursuant thereto.

         3. The Assignee (i) confirms that it has received a copy of the Agreement, together with copies of such financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Liquidity Agent, the Assignor or any other Liquidity Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes the Liquidity Agent and the Liquidity Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Agreement and the other Transaction Documents as are delegated to the Liquidity Agent and the Liquidity Collateral Agent, respectively, by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Agreement are required to be performed by it as a Liquidity Bank; (vi) specifies as its Applicable Lending Offices and address for notices the offices set forth beneath its name on Schedule I and Schedule III hereof [and] (vii) attaches the forms, certificates or statements required by Section 2.14(e) of the Agreement [and
(viii) confirms that it is authorized to enter into this Assignment and Acceptance].(1)

         4. Following the execution of this Assignment and Acceptance by the Assignor and the Assignee, it will be delivered to the Liquidity Agent for acceptance and recording by the Liquidity Agent. The effective date of this Assignment and Acceptance (the "Transfer Date") shall be the date of acceptance thereof by the Liquidity Agent unless a later date is specified in Section 3 of
Schedule I.

         5. Upon such acceptance and recording by the Liquidity Agent, as of the Transfer Date, (i) the Assignee shall be a party to the Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Liquidity Bank thereunder including its obligation to comply with the provisions contained in Section 8.07 and Section 8.13 of the Agreement and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Agreement.

         6. Upon such acceptance and recording by the Liquidity Agent, from and after the Transfer Date, the Liquidity Agent shall make all payments under the Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest, and fees hereunder with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Agreement for periods prior to the Transfer Date directly between themselves.

         7. This Assignment and Acceptance shall be governed by, and construed in

-------------

(1) To be included if the Assignee is not created or organized under the laws of the United States or a political subdivision thereof.

accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution being made on Schedule 1 hereto.

                                   SCHEDULE I
                                       TO
                            ASSIGNMENT AND ACCEPTANCE

                              DATED ______ __, ____

Section 1.

         Percentage Interest:         %
                             --------

Section 2.

         Assignee's Liquidity Commitment:  $
                                             --------

         Aggregate Outstanding Principal Amount of
         Advances Owing to the Assignee: $
                                          ---------

Section 3.

         Transfer Date:                 , 19
                       ----------------     --

[Scheduled Liquidity Commitment

           Termination Date

                                                   -------------------, ----](2)
                                                   [NAME OF ASSIGNOR]

                                                   By:
                                                      --------------------------
                                                      Title:

                                                    [NAME OF ASSIGNEE]

                                                   By:
                                                      --------------------------
                                                      Title:

                                                    Applicable Lending Officers
                                                    Eurodollar Rate Advances:

                                                            [Address]

                                                    Base Rate Advances:

                                                            [Address]
-----------------
(2)      Insert if assignment relates to a non-renewing Liquidity Bank.

                                                       Address for notices
                                                            [Address]

ACCEPTED THIS     DAY  OF               ,

BAYERISCHE LANDESBANK GIROZENTRALE,
NEW YORK BRANCH,

AS  LIQUIDITY AGENT

By:_____________________
   Title:

ACCEPTED THIS       DAY OF                      ,

MBIA INSURANCE CORPORATION

By:_____________________
   Title:

                                                                       EXHIBIT B

                                     FORM OF
                                JOINDER AGREEMENT

         Reference is made to the Agreement dated as of May 21, 1998 (the "Agreement") among CHARTER MAC OWNER TRUST I, a Delaware business trust (the "Owner Trust"), CHARTER MAC FLOATER CERTIFICATE TRUST I, a Delaware business trust (the "Liquidity Borrower"), FIRST TENNESSEE BANK NATIONAL ASSOCIATION, (the "Tender Agent"), the Liquidity Banks (as defined in the Agreement), BAYERISCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH, the Liquidity Agent for the Liquidity Banks (the "Liquidity Agent") and MBIA INSURANCE CORPORATION, (the "Surety Provider"). Terms defined in the Agreement are used herein with the same meaning.

         _______________ (the "New Liquidity Bank") and the Liquidity Borrower agree as follows:

         1. Pursuant to Section 2.04(c) of the Agreement, the Liquidity Borrower has requested that the New Liquidity Bank agree to become a "Liquidity Bank" under the Agreement.

         2. The effective date of this Joinder Agreement is (the "Effective Date"), which is at least one Business Day after the execution hereof.

         3. By executing and delivering this Joinder Agreement, the New Liquidity Bank confirms to and agrees with each other party to the Agreements that (i) it has received a copy of the Agreement, together with copies of such financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Agreement; (ii) agrees that it will, independently and without reliance upon the Liquidity Agent or any other Liquidity Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes the Liquidity Agent and the Liquidity Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Agreement and the other Transaction Documents as are delegated to the Liquidity Agent and the Liquidity Collateral Agent, respectively, by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with its terms all of the obligations which by the terms of the Agreement are required to be performed by it as a Liquidity Bank; (vi) specifies as its Applicable Lending Offices and address for notices the offices set forth beneath its name on the signature page hereof, (vii) attaches the forms, certificates or statements required by Section 2.14(e) of the Agreement and
(viii) confirms that it is duly authorized to enter into this Joinder Agreement.

         4. On the Effective Date of this Joinder Agreement, the New Liquidity Bank shall join in and be a party to each Agreement and, to the extent provided in this Joinder Agreement, have the rights and obligations of a Liquidity Bank under each such Agreement including its obligation to comply with the provisions contained in Section 8.07 and Section 8.13 of the Agreement.

         5. This Joinder Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution being made on Schedule I hereto.

                                   SCHEDULE I
                                       TO
                                JOINDER AGREEMENT

                              DATED ______ __, ____

Section 1.

         Percentage Interest:     %
                             -----

Section 2.

         New Liquidity Bank's Liquidity Commitment: $
                                                     ------

NEW LIQUIDITY BANK:                 [NAME OF NEW LIQUIDITY BANK]


                                    By: _________________________
                                        Title:

                                    Applicable Lending Officers

                                        Eurodollar Rate Advances:
                                               [Address]

                                           Base Rate Advances:
                                               [Address]

                                           Address for notices
                                               [Address]

APPROVED THIS     DAY OF ___________, ____

CHARTER MAC FLOATER CERTIFICATE TRUST I

By:      FIRST TENNESSEE BANK NATIONAL ASSOCIATION,
         as Certificate Trust Agent, pursuant to the Certificate Issuer Trust Agreement, of the CHARTER MAC FLOATER
         CERTIFICATE TRUST I

By:________________________________
   Name:
   Title:


By:________________________________
   Name:
   Title:

APPROVED THIS     DAY OF __________, ____

MBIA INSURANCE CORPORATION

By:________________________________
   Name:
   Title:

                                                                       EXHIBIT C

                      FORM OF NOTICE OF LIQUIDITY BORROWING
                                     [Date]

To: BAYERISCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH as the Liquidity Agent for the Liquidity Banks party to the
     Agreement referred to
     below

Attention:
           ---------

Ladies and Gentlemen:

         The undersigned, [Tender Agent], as Tender Agent for the CHARTER MAC FLOATER CERTIFICATE TRUST I (the "Liquidity Borrower"), refers to the Agreement, dated as of May 21, 1998 (the "Agreement," the terms defined therein being used herein as therein defined), among CHARTER MAC OWNER TRUST I (the "Owner Trust"), the Liquidity Borrower, the Tender Agent, certain Liquidity Banks party thereto, BAYERISCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH, as the Liquidity Agent for said Liquidity Banks and MBIA INSURANCE CORPORATION (the "Surety Provider"), hereby gives you notice, irrevocably, pursuant to Section 2.03 of the Agreement that the undersigned hereby requests a Liquidity Borrowing in the form of a [Funding Advance] [Downgraded Bank Advance] under the Agreement, and in that connection sets forth below the information relating to such Liquidity Borrowing (the "Proposed Funding Advance") [(the "Proposed Downgraded Bank Advance")] as required by Section 2.03 of the Agreement:

                  (a) The Business Day of the [Proposed Funding Advance] [Proposed Downgraded Bank Advance] is _______________, ____.

                  (b) The aggregate amount of the [Proposed Funding Advance] [Proposed Downgraded Bank Advance] is $_________________.

                  (c) Liquidity Interest Period for [each Advance made as part of the Proposed Funding Advance] [the Proposed Downgraded Bank Advance] is [__ days] [__ month[s]].

                  (d) The Advances under such Proposed Funding Advance shall constitute Base Rate Advances.

                  (e) The Advances shall constitute [Downgraded Bank Advances from [identify Liquidity Bank(s) subject to a Downgrade Event]].

                  (f) Funds from the [proposed liquidity borrowing] [proposed Advances] should be deposited in Acct. No. [ ], ABA No. [ ] at [ ].


                                        Very truly yours,

                                        FIRST TENNESSEE BANK NATIONAL
                                        ASSOCIATION
                                        as Tender Agent for
                                        CHARTER MAC FLOATER CERTIFICATE TRUST I

                                       By:_______________________
                                          Name:
                                          Title:

                                                                       EXHIBIT D

                                     FORM OF
                          LIQUIDITY COMMITMENT INCREASE

[date]

To the Liquidity Agent
under the Agreement
referred to below

         Reference is made to the Agreement dated as of May 21, 1998 (the "Agreement") among CHARTER MAC OWNER TRUST I (the "Owner Trust"), CHARTER MAC FLOATER CERTIFICATE TRUST I, a Delaware business trust (the "Liquidity Borrower"), FIRST TENNESSEE BANK NATIONAL ASSOCIATION (the "Tender Agent"), the Liquidity Banks (as defined in the Agreement), BAYERISCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH, as the Liquidity Agent for the Liquidity Banks (the "Liquidity Agent"), and MBIA INSURANCE CORPORATION (the "Surety Provider"). Terms defined in the Agreement are used herein with the same meaning.

         The undersigned Liquidity Borrower and [name of Liquidity Bank] (the "Liquidity Bank") agree as follows:

         1. The Liquidity Bank's Liquidity Commitment will be increased from $__________ to $ ___________.

         2. The effective date of such increase is ________, _______(the "Effective Date"), which Effective Date is at least one Business day after the date of this Liquidity Commitment Increase.

         3. The Liquidity Bank shall endorse the increased amount of its Liquidity Commitment on its Liquidity Note.

LIQUIDITY BANK:                             [NAME OF LIQUIDITY BANK]

                                             By:_________________________
                                                Name:
                                                Title:

LIQUIDITY BORROWER:                         CHARTER MAC FLOATER CERTIFICATE
                                              TRUST I

                                            By: FIRST TENNESSEE BANK NATIONAL
                                                ASSOCIATION, as Certificate
                                                Trust Agent, pursuant to the
                                                Certificate Issuer Trust
                                                Agreement, of the CHARTER MAC
                                                FLOATER CERTIFICATE TRUST I

                                             By:_________________________
                                                Name:
                                                Title:

ACCEPTED THIS     DAY OF               ,

BAYERISCHE LANDESBANK GIROZENTRALE,
NEW YORK BRANCH,
AS LIQUIDITY AGENT

By:__________________________
   Title:

APPROVED THIS     DAY OF               ,

MBIA INSURANCE CORPORATION

By:__________________________
   Title:

                                                                       EXHIBIT E

                    FORM OF NOTICE OF CONVERSION/CONTINUATION

                                     [Date]

To: BAYERISCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH as the Liquidity Agent for the Liquidity Banks party to the
    Agreement referred to
    below

Attention:
          ---------

Ladies and Gentlemen:

         The undersigned, CHARTER MAC FLOATER CERTIFICATE TRUST I (the "Liquidity Borrower"), refers to the Agreement, dated as of May 21, 1998 (the "Agreement," the terms defined therein being used herein as therein defined), among CHARTER MAC OWNER TRUST I (the "Owner Trust"), the Liquidity Borrower, the Tender Agent, certain Liquidity Banks party thereto, BAYERISCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH, as the Liquidity Agent for said Liquidity Banks, and MBIA INSURANCE CORPORATION (the "Surety Provider") hereby gives you notice, irrevocably, pursuant to Section 2.08(b) of the Agreement that the undersigned, on behalf of the Liquidity Borrower, hereby elects to insert one or more of the following:

                  (1) convert $________ in aggregate principal amount of Base Rate Advances with a current Liquidity Interest Period ending __________ ___, 19__, to Eurodollar Rate Advances on __________________
         ___, 19__. The initial Liquidity Interest Period for such Eurodollar Rate Advances is requested to be ___ month[s].

                  (2) continue as Eurodollar Rate Advances $__________ in aggregate principal amount of Eurodollar Rate Advances ________________ with a current Liquidity Interest Period ending _________________, 19__. The succeeding Interest Period is requested to be _______ month[s].

--------------
(1) Use if converting Base Rate Advances to Eurodollar Rate Advances.

(2) Use if continuing Eurodollar Rate Advances as Eurodollar Rate Advances.

                  (3) continue as Base Rate Advances $____________ in aggregate principal amount of Base Rate Advances with a current Liquidity Interest Period ending _____, 19__. The succeeding Liquidity Interest Period is requested to be _____ month[s].

                                            Very truly yours,

                                            CHARTER MAC FLOATER CERTIFICATE
                                              TRUST I

                                            By: FIRST TENNESSEE BANK NATIONAL
                                                ASSOCIATION, as Certificate
                                                Trust Agent, pursuant to the
                                                Certificate Issuer Trust
                                                Agreement, of the CHARTER MAC
                                                FLOATER CERTIFICATE TRUST I

                                            By:_________________________
                                                Name:
                                                Title:

---------------------

(3) Use if continuing base rate Advances as Base Rate Advances.

                                                                       EXHIBIT F

                                     FORM OF
                                 LIQUIDITY NOTE

[Amount of Liquidity Commitment]                             [          ], 1998
                                                              ----------

         FOR VALUE RECEIVED, the undersigned, CHARTER MAC FLOATER CERTIFICATE TRUST I, a Delaware business trust (the "Liquidity Borrower"), HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of [NAME OF LIQUIDITY BANK] (the "Liquidity Bank"), the principal sum of [_________] DOLLARS ($[_________]), or, if less, the aggregate unpaid principal amount of all of the Advances made by the Liquidity Bank pursuant to the "Agreement" (as hereinafter defined). Capitalized terms used herein and not otherwise defined herein are used as defined in the Agreement.

         The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Agreement and, if not sooner paid in full, on the Scheduled Liquidity Maturity Date. The Liquidity Borrower further promises to pay interest on the unpaid principal amount of each Advance from the date of such Loan until the principal amount thereof is paid in full, at such interest rates, and payable at such times, as are specified in the Agreement.

         All payments of principal and interest in respect of this Liquidity Note shall be made payable to the Liquidity Agent in lawful money of the United States of America in same day funds for the Liquidity Bank's account at such place as shall be designated in writing by the Liquidity Agent for such purpose in accordance with the terms of the Agreement.

         The Liquidity Bank may record the date, Type and amount of each Advance made by it, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal thereof and, in the case of Eurodollar Rate Advances, the length of each Liquidity Interest Period with respect thereto, on the schedule that is attached hereto and made a part hereof; provided, that the failure of the Liquidity Bank to make any such recordation or endorsement or any error in any such recordation or endorsement shall not affect the obligations of the Liquidity Borrower hereunder or under the Agreement.


         This Liquidity Note is one of the Liquidity Notes referred to in, and is entitled to the benefits of, that certain Agreement dated as of May 21, 1998 (as amended, restated, supplemented or otherwise modified from time to time, the "Agreement") among CHARTER MAC OWNER TRUST I (the "Owner Trust"), the Liquidity Borrower, FIRST TENNESSEE BANK NATIONAL ASSOCIATION (the "Tender Agent"), the Liquidity Agent, the Liquidity Banks and MBIA INSURANCE CORPORATION (the "Surety Provider"). The Agreement, among other things, (i) provides for the making of Advances by the Liquidity Banks to Liquidity

Borrower from time to time and (ii) contains provisions for the mandatory prepayment of principal from time to time upon the happening of certain stated events.

         Demand, presentment, protest and notice of nonpayment and protest are hereby waived by the Liquidity Borrower.

         Whenever in this Liquidity Note reference is made to the Liquidity Agent, the Liquidity Banks or the Liquidity Borrower, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns. The provisions of this Liquidity Note shall be binding upon and shall inure to the benefit of said successors and assigns. The Liquidity Borrower's successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for the Liquidity Borrower.

         THIS LIQUIDITY NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the Liquidity Borrower has caused this Note to be executed as of the date first above-written.



LIQUIDITY BORROWER:                         CHARTER MAC FLOATER CERTIFICATE
                                              TRUST I

                                            By: FIRST TENNESSEE BANK NATIONAL
                                                ASSOCIATION, as Certificate
                                                Trust Agent, pursuant to the
                                                Certificate Issuer Trust
                                                Agreement, of the CHARTER MAC
                                                FLOATER CERTIFICATE TRUST I

                                             By:_________________________
                                                Name:
                                                Title:

         Charter MAC Floater Certificate Trust I Liquidity Note Schedule

                      Amount of    Type of Notation -   Interest       Amount of        Unpaid Principal
        Date           Advance      Advance Made By      Period     Principal Repaid         Balance
        ----           -------      ---------------      ------     ----------------         -------






















                                                                       EXHIBIT G

                      FORM OF NOTICE OF ASSIGNMENT PURSUANT
                          TO SECTION 8.06 OF Agreement

[Letterhead of Assigning Liquidity Bank]

[Date]

To:
         BAYERISCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH
         [The Surety Provider]
         [Moody's]
         [S&P]

         Pursuant to Section 8.06 of the Agreement, we hereby notify you that we intend to make the following assignment:

                  Assignee:            [name]
                  Amount Assigned:     [$ amount]
                  Retained Amount:     [$ amount]
                  Effective Date:

Very truly yours,

                                                                       EXHIBIT H

                           FORM OF OPINION OF COUNSEL
                             FOR EACH LIQUIDITY BANK

                     DOMESTIC COUNSEL TO EACH LIQUIDITY BANK

                             [Letterhead of Counsel]

                                     [DATE]

Charter MAC Floater Certificate Trust I
[                      ]
[                      ]
[                      ]

[[Address of Liquidity Agent]]

         Re:      Agreement with Charter MAC Floater Certificate Trust I

Ladies and Gentlemen:

         We have acted as counsel for the [Name of Subject Bank] (the "Subject Bank") in connection with that certain Agreement dated as of May 1, 1998 (the "Agreement") among Charter MAC Owner Trust I, Charter MAC Floater Certificate Trust I (the "Liquidity Borrower"), First Tennessee Bank National Association as Tender Agent, the Subject Bank and certain other banks from time to time parties thereto (each, a "Liquidity Bank" and collectively, the "Liquidity Banks"), [______________________] as Liquidity Agent for the Liquidity Banks and MBIA Insurance Corporation. Terms defined therein and not otherwise defined in this letter shall have the respective meanings ascribed therein.

         Subject to the qualifications and limitations stated herein, we hereby advise you that, in our opinion:

         1. The Subject Bank is duly licensed and qualified to operate as a [describe nature of institution--e.g., national banking association], and is in good standing under the laws of the State of [_____________].

         2. The Agreement has been duly authorized by all necessary corporate action, has been duly executed and delivered by the Subject Bank and, assuming due authorization, execution and delivery by each of the other parties thereto, constitutes a legal, valid and binding obligation of the Subject Bank, enforceable against the Subject Bank in accordance with its terms.

         3. No consent, authorization or approval of, and no notice or filing with, any governmental administrative or other authority is required in connection with the execution, delivery or performance of the Agreement by the Subject Bank.

         4. The Subject Bank has the corporate power and authority to execute, deliver and perform the Agreement and the execution, delivery and performance of the Agreement by the Subject Bank does not conflict with any law, rule or regulation applicable to the Subject Bank.

         Our opinion set forth in paragraph 2 above is subject to the qualifications that the enforceability of the Subject Bank's obligations under the Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally or by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). Without in any way limiting the foregoing, we express no opinion with respect to the enforceability of the Subject Bank's commitment to make Advances to the Liquidity Borrower under the Agreement after the commencement of any involuntary bankruptcy case or other insolvency proceeding against the Liquidity Borrower.

         [I am/We are admitted to practice in the State of ______ and do not express any opinion herein concerning any other law other than the State of _________ and the federal laws of the United States of America. I/We have assumed, for purposes of this opinion, with your permission that the law of the State of New York is in all relevant respects the same as the law of the State of __________.]

         The opinions expressed herein are solely for your benefit in connection with the transactions contemplated by the Agreement and may not be relied on in any manner or for any purpose by any other individual, partnership, corporation or other entity ("Person"), nor any copies thereof published, communicated or otherwise made available in whole or in part to any other Person without our specific prior written consent; provided, however, that Standard & Poor's Ratings Services (a division of The McGraw-Hill Companies, Inc.) and Moody's Investors Service, Inc. may be given copies of this letter and shall be entitled to rely on the opinions expressed herein to the same extent as if this letter were addressed to them.

                                                     Respectfully submitted,

                 FOREIGN COUNSEL TO EACH FOREIGN LIQUIDITY BANK

                             [Letterhead of Counsel]

                                     [DATE]

Charter MAC Floater Certificate Trust I
[                       ]
[                       ]
[                       ]

[[Address of Liquidity Agent]]

         Re:      Agreement with Charter MAC Floater Certificate Trust I

Ladies and Gentlemen:

         We have acted as counsel for the [Name of Subject Bank] (the "Subject Bank") in connection with that certain Agreement dated as of May 1, 1998 (the "Agreement") among Charter MAC Owner Trust I, Charter MAC Floater Certificate Trust I (the "Liquidity Borrower"), First Tennessee Bank National Association as Tender Agent, the Subject Bank and certain other banks from time to time parties thereto (each, a "Liquidity Bank" and collectively, the "Liquidity Banks"), [______________________] as Liquidity Agent for the Liquidity Banks and MBIA Insurance Corporation. Terms defined therein and not otherwise defined in this letter shall have the respective meanings ascribed therein.

         Subject to the qualifications and limitations stated herein, we hereby advise you that, in our opinion:

         1. The Subject Bank is duly organized, validly existing, and in good standing under the laws of [Name of home jurisdiction].

         2. The Agreement has been duly authorized by all necessary corporate action, has been duly executed and delivered by the Subject Bank and, assuming due authorization, execution and delivery by each of the other parties thereto, constitutes a legal, valid and binding obligation of the Subject Bank, enforceable against the Subject Bank in accordance with its terms.

         3. No consent, authorization or approval of, or filing with, any governmental, administrative or other authority is required in connection with the execution, delivery or performance of the Agreement by the Subject Bank.

         4. The Subject Bank has the corporate power and authority to execute, deliver and perform the Agreement and the execution, delivery and performance of the Agreement by the Subject Bank does not conflict with any law, rule or regulation applicable to the Subject Bank.

         5. The obligations of the Subject Bank under the Agreement rank at least pari passu in priority of payment with other general unsecured claims of the Subject Bank.

         Our opinion set forth in paragraph 2 above is subject to the qualifications that the enforceability of the Subject Bank's obligations under the Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally or by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). Without in any way limiting the foregoing, we express no opinion with respect to the enforceability of the Subject Bank's commitment to make Advances to the Liquidity Borrower under the Agreement after the commencement of any involuntary bankruptcy case or other insolvency proceeding against the Liquidity Borrower.

         The opinions expressed herein are solely for your benefit in connection with the transactions contemplated by the Agreement and may not be relied on in any manner or for any purpose by any other individual, partnership, corporation or other entity ("Person"), nor any copies thereof published, communicated or otherwise made available in whole or in part to any other Person without our specific prior written consent; provided, however, that Standard & Poor's Ratings Services (a division of The McGraw-Hill Companies, Inc.), Moody's Investors Service, Inc. and [name of domestic counsel to Subject Bank] may be given copies of this letter and shall be entitled to rely on the opinions expressed herein to the same extent as if this letter were addressed to them.


                                                     Respectfully submitted,

                                                                       EXHIBIT I

                         FORM OF NOTICE OF RECOMMITMENT

[Date]

To: Charter MAC Floater Certificate Trust I
[              ], as [            ]
[              ]
[              ]
Attention:  [                     ]

         Reference is made to (i) the Agreement dated as of May 1, 1998 (the "Agreement") among CHARTER MAC OWNER TRUST I, CHARTER MAC FLOATER CERTIFICATE TRUST I, a Delaware business trust (the "Liquidity Borrower"), FIRST TENNESSEE BANK NATIONAL ASSOCIATION as Tender Agent, the Liquidity Banks named therein, BAYERISCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH, as the Liquidity Agent (the "Liquidity Agent"), and MBIA INSURANCE CORPORATION. Terms defined in the Agreements are used herein with the same meaning as defined therein.

         [The undersigned Liquidity Bank hereby notifies you that the undersigned has elected to recommit its Liquidity Commitment of $_________ (with a previously effective Scheduled Liquidity Commitment Termination Date of _______, ____), for a period until _______, ____, which date shall be the new Scheduled Liquidity Commitment Termination Date for such Liquidity Commitment.]

         [The undersigned Liquidity Bank hereby notifies you that the undersigned has elected NOT TO RECOMMIT its Liquidity Commitment of $_________ with a Scheduled Liquidity Commitment Termination Date of _______, _____.]


LIQUIDITY BANK:                             [NAME OF LIQUIDITY BANK]

                                            By:______________________________
                                               Name:
                                               Title: